Exhibit 10.2
LICENSE AND OPTION AGREEMENT
     THIS LICENSE AND OPTION AGREEMENT (the “Agreement”) is made this 22nd day of October, 2002 (the “Effective Date”) by and between GENESOFT PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 7300 Shoreline Court, South San Francisco, CA, USA 94080 (“GS”) and LG LIFE SCIENCES, LTD., a corporation organized under the laws of the Republic of Korea having its principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea (“LGLS”). LGLS and GS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS:
LGLS is the owner of all right, title and interest in certain patents and know-how relating to Gemifloxacin (as hereafter defined); and
LGLS is the owner or licensee of certain patent rights, know-how, trademark rights and other intellectual property related to Gemifloxacin; and
LGLS wishes to license to GS the foregoing intellectual property rights to enable GS to develop and commercialize Gemifloxacin in the Territory (as hereafter defined) and in the Field (as hereafter defined) and GS wishes to obtain such a license, all on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
     When used in this Agreement, the following terms shall have the meanings indicated below.
     1.1 “Active Pharmaceutical Ingredient” or “API” means Gemifloxacin in active bulk form meeting the API Specifications.
     1.2 “Additional Indication” means an FDA-approved indication or formulation for Gemifloxacin within the Field other than the Initial Indication(s).
     1.3 “Affiliate” means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which (directly or indirectly) is controlled by,

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controls or is under common control with a Party. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Party, shall mean the possession (directly or indirectly) at least 50 percent of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity.
     1.4 “API Specifications” shall mean the specifications for Active Pharmaceutical Ingredient attached hereto as Schedule 1.4.
     1.5 “Combination Product” means a product consisting of Gemifloxacin and at least one other biologically active ingredient.
     1.6 “Commercialization” means all activities undertaken relating to the marketing, promotion, distribution, use, storage, sale and offer for sale of a Product in the Territory including, without limitation, advertising and any Phase IV clinical trials.
     1.7 “Development” means:
          (a) all activities relating to obtaining and/or maintaining Regulatory Approval of the Product in the Territory for the Initial Indication including, without limitation, clinical trials and the preparation, submission, review and development of data or other information related thereto;
          (b) Phase IV clinical trials supporting pre-launch and commercialization of the Product but not contributing to obtaining and/or maintaining Marketing Authorization Applications of the Product for the Initial Indication and any Additional Indications in the Territory;
          (c) all activities relating to obtaining and/or maintaining Marketing Authorization of Product for an Additional Indication in the Territory, including Phase III clinical trials and the preparation, submission, review and development of data or other information related thereto; and
          (d) all formulation studies for intravenous administration and any other new formulation of the Product.
The term “Development” shall not include process development or final finish or fill of Product.
     1.8 “EMEA” means the European Agency for the Evaluations of Medical Products.
     1.9 “FDA” means the U.S. Food and Drug Administration.
     1.10 “Field” means [***].

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     1.11 “Final Product” means the Product in final form for commercialization and distribution, labeled in accordance with applicable regulatory requirements and custom and meeting the Final Product Specifications.
     1.12 “Final Product Specifications” means the specifications for Final Product attached hereto as Schedule 1.12.
     1.13 “Fully Burdened Cost of Manufacture” means: [***]
     1.14 “Gemifloxacin” means the racemic compound whose mesylate is represented on Schedule 1.14 hereto as well as the pharmaceutically acceptable salts, physiologically hydolyzable esters, and solvates thereof, but excluding either enantiomer alone. The mesylate salt of Gemifloxacin is also known under the trademark Factive®.
     1.15 “GLAXO” means GlaxoSmithKline plc and its Affiliates.
     1.16 “GLAXO Agreement” means a certain Termination and Transfer Agreement dated on or about October 14, 2002, by and among GLAXO (including certain of its Affiliates) and LGLS (including its Affiliate LG Chem Investment, Ltd.).
     1.17 “GLAXO Know-how” means that Information relating to the Product identified on Schedule 1.17 hereto.
     1.18 “GLAXO Patents” means those patents and patent applications shown on Schedule 1.18 hereto and the equivalents thereof in all countries in the Territory and patents issuing from such patent applications, as well as divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, extensions, utility models, additions and supplementary protection certificates to any such patents and patent applications which are necessary or useful for the development, use, importation, manufacture, formulation, packaging, sale or offer for sale of Product in the Territory.
     1.19 “GS” means Genesoft Pharmaceuticals, Inc. and its Affiliates.
     1.20 “GS Know-how” means all Information relating to the Product developed by GS as a result of its activities under this Agreement and any and all patent applications and patents covering or claiming any such Information.
     1.21 “Information” means, whether or not patentable: (i) techniques and data including inventions, practices, methods, know-how, data (including pharmacological, toxicological and clinical test data, regulatory submissions and data and analytical and quality control data), marketing, distribution, and sales data or descriptions, (ii) compounds, compositions of matter, assays and biological materials, and (iii) dossiers of information necessary for Regulatory Approvals.

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     1.22 “Initial Indication(s)” means the first indication(s) for a Product approved by Regulatory Authorities anywhere in the Territory, formulated in the manner so approved.
     1.23 “Launch” means the first commercial sale of a Product in a country in the Territory by GS or any of its Affiliates or sub-licensees following receipt of Regulatory Approval in such country.
     1.24 “[***]” shall mean that compound represented on Schedule 1.24 hereto, as well as [***].
     1.25 “LGLS” means LG Life Sciences, Ltd. and its Affiliates.
     1.26 “LGLS Know-How” means all Information now or hereafter within the Control of LGLS necessary or useful for the Development or Commercialization of the Product in the Territory, or for the filling, labeling and packaging of the Product anywhere in the world for use or sale in the Territory.
     1.27 “LGLS Patents” means: (i) those patents and patent applications shown on Schedule 1.27 attached hereto and the equivalents thereof in all countries in the Territory, (ii) all patents issuing from such patent applications, divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals, extensions, utility models, additions and supplementary protection certificates to any such patents and patent applications, and (iii) all patents and patent applications now or hereafter owned or controlled by LGLS necessary or useful for the development, use, importation, formulation, packaging, sale or offer for sale of Product in the Territory.
     1.28 “Marketing Authorization Application” means an application for Regulatory Approval required before commercial sale or use of the Product in the Field in a regulatory jurisdiction in the Territory.
     1.29 “Memorandum of Understanding” means an agreement between the Parties so titled and dated August 23, 2002.
     1.30 “Net Sales” means, with respect to a Product that is not a Combination Product, the gross receipts representing sales of Product to Third Parties by GS and its Affiliates and sub-licensees in the Territory, less deductions for the following items:
(i) reasonable transportation and insurance charges borne by the selling party,
(ii) sales and excise taxes or customs duties paid by the selling party and any other governmental charges imposed upon the sale of the Product,
(iii) rebates or allowances actually granted or allowed, including government and managed care rebates,

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(iv) quantity discounts, cash discounts or chargebacks actually granted, allowed or incurred in the ordinary course of business in connection with the sale of the Product, and
(v) allowances or credits to customers, not in excess of the selling price of the Product, on account of governmental requirements, rejection, outdating, recalls or return of the Product.
Sales between GS and its Affiliates and sub-licensees shall be excluded from the computation of Net Sales and no royalties shall be payable on such sales. With respect to a Combination Product, [***].
     1.31 “Patent Expenses” means governmental fees and the reasonable fees and expenses of outside counsel and payments to Third Parties incurred after the Effective Date in connection with the preparation, filing, prosecution and maintenance of patents or patent applications, including the costs of patent interference, opposition and revocation proceedings related thereto or to any Third Party patents containing claims which cover the manufacture, use, sale, offer for sale, importation or exportation of Product in the Territory.
     1.32 “Product” means any compound including Gemifloxacin as an active ingredient.
     1.33 “Regulatory Approvals” means all approvals (including pricing and reimbursement approvals) and licenses, registrations or authorizations of a Regulatory Authority, necessary for the use, import, storage, export, transport, filling, labeling, packaging (to the extent that filling, labeling or packaging are carried out by GS or its Affiliates) or sale of a Product in a regulatory jurisdiction in the Territory. “Regulatory Approval” shall not, however, include any regulatory approvals related to the manufacture of API and supply of API by LGLS to GS as contemplated herein.
     1.34 “Regulatory Authority” means a governmental entity with the authority to grant Regulatory Approvals.
     1.35 “Steering Committee” means the entity described in Article 3, below.
     1.36 “Territory” means the United States of America, Canada, Mexico, France, Germany, the United Kingdom, Luxembourg, Ireland, Italy, Spain, Portugal, Belgium, the Netherlands, Austria, Greece, Sweden, Denmark, Finland, Norway, Iceland, Switzerland, Andorra, Monaco, San Marino and Vatican City.
     1.37 “Third Party” means an entity or person other than LGLS or GS or their respective Affiliates.
     1.38 “Trademarks” means those trademarks, trade names, domain names and logos identified on Schedule 1.38 hereto.

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ARTICLE 2
PRODUCT DEVELOPMENT
     2.1 Scope of Development. Upon the Effective Date, GS will assume lead responsibility for Development throughout the Territory for the Initial Indication(s), in consultation with LGLS. Following the Effective Date GS shall in good faith establish internal and external competence and controls appropriate for the assumption of full responsibility for Development for the Initial Indication and, on notice to LGLS not later than the date on which first Regulatory Approval is received in the Territory LGLS shall, to the extent permitted by law, transfer to GS ownership of all pending Marketing Authorization Applications and Regulatory Approvals including, without limitation, New Drug Application Nos. 21-158 and 21-376 (the “NDA”). Following the Effective Date, GS shall have sole responsibility for such Additional Indications as GS, in its sole discretion, elects to pursue; provided, however, that GS shall notify LGLS prior to filing a Marketing Authorization Application for any Additional Indication.
     2.2 Development Effort. GS shall carry out its responsibilities under Section 2.1 using reasonable efforts consistent with prudent business judgment, and in accordance with all applicable legal and regulatory requirements including, without limitation, then-current Good Laboratory Practices, and Good Clinical Practices.
     2.3 Ownership of Regulatory Approvals. Following the transfer of ownership provided in Section 2.1, above, all Marketing Authorization Applications shall be filed and maintained in the name of GS and GS shall be the owner of all resulting Regulatory Approvals. Through meetings of the Steering Committee, GS shall: (i) keep LGLS informed regarding the schedule and progress for the preparation and submission of Marketing Authorization Applications in the Territory, and (ii) permit LGLS a reasonable opportunity to comment on such Marketing Authorization Applications.
     2.4 Communication with Regulatory Authorities. GS shall have primary responsibility for dealing with Regulatory Authorities in the Territory, including filing all supplements and other documents with such authorities with respect to obtaining Regulatory Approvals, reporting all adverse drug experiences related to the Product, and handling all Product complaints. At each meeting of the Steering Committee, GS shall provide to the Steering Committee a report describing the regulatory filing status of each Product throughout the Territory.
     2.5 Costs of Development. All Development expenses shall be borne by GS. Without limiting the foregoing, within 30 days after receipt of an appropriate invoice from LGLS, GS shall reimburse LGLS for Development expenses in the Territory incurred between August 23, 2002 and the Effective Date, as contemplated by the Memorandum of Understanding; provided, however, that the amount of reimbursement due for LGLS activities during such period in the Territory but outside of the United States of America shall not exceed [***] unless GS shall have previously approved such excess.

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ARTICLE 3
MANAGEMENT OF THE COLLABORATION
     3.1 Steering Committee. Within 30 days after the Effective Date, LGLS and GS shall create a Steering Committee consisting of an equal number of qualified representatives of each Party. A Party may change or replace its representatives on the Steering Committee as it deems appropriate, by notice to the other Party. Each Party will designate one of its members of the Steering Committee as co-chairperson. The co-chairperson appointed by each Party shall be empowered to bind such Party to decisions of the Steering Committee to the extent contemplated herein.
     3.2 Meetings of the Steering Committee. The Steering Committee shall hold meetings at such times and places as shall be determined by the co-chairpersons. The meetings shall be held no less frequently than once every six months in the period from the Effective Date through the third year after the first Launch in the United States of America, and not less than once every 12 months thereafter. Steering Committee meetings may be held in person or by telephone or video conference. The co-chairpersons shall alternate in keeping written minutes that shall reflect the decisions taken at the meetings. Such minutes shall be circulated to the Steering Committee for review and approval within two weeks after each meeting.
     3.3 Function of the Steering Committee. The Steering Committee shall coordinate the activities of the Parties under this Agreement, and perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
     3.4 Decision Making. To the extent feasible, the Steering Committee shall make decisions and take actions [***].
     3.5 Limitations of Powers of the Steering Committee. The Steering Committee shall have only such powers as are expressly delegated to it in this Agreement. The Steering Committee is not a substitute for the rights or the obligations of the Parties and, inter alia, shall not have the authority to amend this Agreement.
     3.6 Liaison Manager. Each Party will designate one of its members of the Steering Committee to act as its liaison manager to facilitate the performance of its rights and satisfaction of its obligations hereunder.
     3.7 Development and Commercialization Outside the Territory. LGLS shall have the sole responsibility for development and commercialization of the Product outside of the Territory. LGLS shall regularly disclose to GS its plans for such development and afford GS a reasonable opportunity to comment thereon. During the term of this Agreement, LGLS shall assure that its development of Product outside of the Territory (whether directly or through one or more sub-licenses) is conducted in a manner which minimizes the risk of disruption of or other adverse effects on the development and commercialization of the Product in the Territory by GS as contemplated herein. Without limiting the foregoing: [***]. At LGLS’s request, the

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Parties shall in good faith discuss the matters for which GS approval or consultation is required pursuant subsections (ii) and (iii), above, at each meeting of the Steering Committee.
ARTICLE 4
COMMERCIALIZATION
     4.1 Commercialization Efforts. Commencing on the Effective Date, and subject to Section 4.3, below, GS shall be responsible for carrying out Commercialization, at its sole expense, using reasonable efforts consistent with prudent business judgment. GS, directly or through one or more Affiliates or sub-licensees, shall [***].
     4.2 Pricing in the Territory. GS shall [***] obtain such Product pricing approvals as may be required in each country of the Territory. GS shall be free to set the sale price of the Product in the Territory as it deems appropriate.
     4.3 Co-Promotion. (a) LGLS shall have the option, exercisable on notice to GS prior to July 1, 2007, to co-promote Product in the Territory commencing on January 1, 2008. If LGLS timely exercises this option, the Parties shall promptly and in good faith negotiate a co-promotion agreement which establishes their respective rights and obligations, which agreement shall become effective on January 1, 2008. [***].
     (b) If LGLS exercises its option pursuant to subsection (a), above, all GS royalty obligations under Section 10.4, below, shall terminate with respect to Product sales occurring on or after January 1, 2008, but GS’s obligations under Section 10.2 shall remain in full force and effect.
ARTICLE 5
MANUFACTURE AND SUPPLY
     5.1 General. (a) The intent of the Parties is that: (i) between the Effective Date and July 1, 2004, LGLS shall supply to GS, and GS shall exclusively purchase from LGLS all of GS’s requirements of Product in final form according to the Final Product Specifications, and (ii) following July 1, 2004 LGLS shall supply to GS, and GS shall purchase from LGLS all of GS’s requirements of Product in bulk form according to the API Specifications, with final finish and fill to be provided either by LGLS or a Third Party, as provided in Section 5.1(b). The terms and conditions of LGLS supply pursuant to subsection (i) are as set forth in this Article 5. The terms and conditions of LGLS supply pursuant to subsection (ii) shall be set forth in a supply agreement to be entered into as provided in Section 5.2.
     (b) The Parties acknowledge that secure long-term supply of Product for GS is essential to the success of the relationship reflected herein. No later than December 31, 2002 that Parties shall identify and, to the extent practicable, contractually commit to a long-term final

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finish and fill facility for the Product. Either the Parties will jointly agree on a Third Party or LGLS shall commit to provide these services, either directly through the acquisition of a U.S.-based facility or by contract with a mutually acceptable third party. If LGLS elects to provide these services, it shall notify GS to that effect no later than December 31, 2002. Regardless of whether final finish and fill is provided by LGLS or through a Third Party, GS shall have the right to approve the site selected for final finish and fill, which approval shall not be unreasonably withheld.
     5.2 Supply Agreement. Not later than December 31, 2002, the Parties shall complete and enter into a supply agreement covering the supply of API by LGLS for the remainder of the term of this Agreement. Such supply agreement shall be consistent with the terms and conditions of this Agreement with respect to supply of Final Product and shall include such other terms and conditions as the Parties may mutually agree including, without limitation, adequate provision for API shortages and supply interruption events to assure GS a secure long-term source of supply of API as well as license to GS or its designee of the right to manufacture API in the event that LGLS fails to supply. The supply price for API provided under the Supply Agreement shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacturing for API supplied thereunder, which shall in no event [***]$[***] per kg [***]$[***] per kg. In addition, the supply agreement shall provide that: (i) if GS purchases more than [***] kg of API in any calendar year, the $[***]supply price shall be reduced by $[***] for each [***]kg of API purchased in such year in excess of [***] kg, and (ii) the bulk supply price (including the [***] such price) shall be renegotiated in good faith in the event that [***] purchases more than [***] kg of API in any 12 month period.
     5.3 Manufacturing Approvals. GS shall be promptly notified of any proposed change in the process for the manufacture of Product pursuant to this Article 5 which potentially impacts the Marketing Authorization Applications or Regulatory Approval in the Territory including, without limitation, any proposed change as to the site at which such manufacture is to occur. No Product incorporating any such proposed change and no Product manufactured at any proposed new facility shall be supplied by LGLS to GS hereunder without such changes having first been approved by the appropriate Regulatory Authorities or by mutual agreement by the Parties, which regulatory approvals the Parties agree to pursue diligently following notice from LGLS of such proposed changes.
     5.4 Specifications. LGLS warrants that the Product it supplies hereunder shall meet the Final Product Specifications, and shall have been manufactured in accordance with all applicable laws and regulations including, without limitation, then-current Good Manufacturing Practice (“GMP”) compliance standards.
     5.5 Purchase Order and Forecasting. On or before the later of: (i) December 31, 2002, or (ii) three business day after the date on which the NDA is accepted by the FDA, GS shall place a [***] for the amount of Product produced to Final Product Specifications which [***]. On [***], GS shall provide to LGLS a [***] forecast of [***]. As shall be provided in the

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supply agreement, this forecast shall be updated by GS on [***] of each calendar year for the following [***]. Within [***] after receipt of each such forecast, LGLS shall provide to GS a [***] forecast of the Fully Burdened Cost of Manufacturing of the supply forecast by GS.
     Without limiting the foregoing, GS shall use [***] to provide LGLS with supply orders for the delivery of Final Product or API within the following dates:
(i)	[***], GS shall provide its supply orders for delivery during the [***];

(ii)	[***], GS shall provide its supply orders for delivery during the [***];

(iii)	[***], GS shall provide its supply orders for delivery during the [***]; and

(iv)	[***], GS shall provide its supply orders for delivery during the [***].
     5.6 Delivery. The first order of [***] placed by GS pursuant to Section 5.5 shall be delivered to GS no more than [***] to the date on which the Parties in good faith anticipate receipt of final FDA approval of the Product for the Initial Indication(s). All deliveries of Product shall be made Ex Works (“EXW”) as such term is defined in the INCOTERMS 2000. Title to the Product and all risks of loss or damage to Product shall remain with LGLS until Product is delivered to the carrier for shipment at the EXW point, at which time title and all risks of loss or damage shall transfer to GS. LGLS agrees, in accordance with GS’s reasonable written instructions, to arrange for shipping and insurance, to be paid by GS from the EXW point to such locations as are requested by GS.
     5.7 Inspection and Rejection.
          5.7.1 GS shall, [***] upon receipt of a shipment of Product from LGLS, inspect such shipment for defects that cause the Product to deviate from the Final Product Specifications (other than those resulting subsequent to delivery of Product to GS). If GS discovers such a defect, GS may reject such defective Product, and shall promptly notify LGLS in writing of the rejection and the reason therefor.
          5.7.2 Any rejection of defective or non-conforming Product by GS must occur within [***] from delivery, failing which GS shall be deemed to have accepted such shipment and to have irrevocably waived any claims it may have with respect to such shipment failing to meet the Final Product Specifications.
          5.7.3 At the request of LGLS, GS shall either allow a representative of LGLS to inspect the rejected Product and to make a determination as to the cause of the defect, or return a

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sample of the defective Product to LGLS for such inspection. If LGLS disagrees with GS’s determination, it shall notify GS within [***] after inspection by LGLS as provided in this Section 5.7.3, whereupon the Parties shall select an independent laboratory to draw a sample and determine whether such Product in fact conformed to the Final Product Specifications at the time of delivery to GS. The determination of such independent laboratory shall be final. The Party whose determination was not accurate shall bear the cost of the independent analysis.
          5.7.4 At the request and expense of LGLS, Product under the control of GS found to be defective shall be returned to LGLS (if by permitted by law) or disposed of in accordance with LGLS’s lawful instructions. With respect to payments previously made by GS with respect to defective Product, GS shall be entitled, at its discretion, either to a refund or a credit against amounts otherwise due to LGLS for supply hereunder.
     5.8 Remedies.
          5.8.1 If GS asserts that a shipment of Product was defective or non-conforming at the time of delivery to GS, LGLS shall as soon as practical replace the rejected or disputed Product, pending resolution of the question of whether such original shipment was or was not defective.
          5.8.2 The remedies set forth in this Article 5 are GS’s [***] for claims by GS against LGLS based on Product supplied by LGLS pursuant to this Agreement not conforming to the Final Product Specifications.
     5.9 Supply Price and Payment Mechanism.
          5.9.1 Product for use by GS non-commercial purposes (including, without limitation, clinical trials and for pre-Launch compassionate use) shall be supplied by LGLS at[***].
          5.9.2 Product for commercial use shall be supplied by LGLS at [***].
          5.9.3 Payment for API and Final Product supplied by LGLS hereunder shall be due [***] after delivery to GS’s premises pursuant to Section 5.6, above; provided, however, that payment for the [***] ordered by GS pursuant to Section 5.5, above, shall be due in two equal installments. The first such installment shall be due [***] after delivery to GS’s premises pursuant to Section 5.6, above, and the second such installment shall be due [***] after the first installment is due.
          5.9.4 Notwithstanding the foregoing, in the event that any of the Product ordered by and delivered to GS pursuant to this Article 5 is unused by GS because of: (i) the expiration of FDA- or EMEA- approved Product dating, or (ii) commercial considerations which make such Product unusable (including, without limitation, because the Product is not approved by the FDA or the EMEA), GS shall return such unused Product to LGLS (or at LGLS’s request

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and expense lawfully dispose of such Product). LGLS shall be responsible for the [***] of such returned Product and, if GS has previously paid for such Product, shall give GS a credit or prompt reimbursement for such amount. GS shall be responsible for the [***] associated with such returned Product.
     5.10 Release Certificate. LGLS shall provide to GS with each delivery of Final Product a Release Certificate, a Certificate of Analysis and a Certificate of Compliance signed by a responsible person duly authorized by LGLS to certify the quality of the API delivered, each in a form reasonably acceptable to GS. The Release Certificate shall, inter alia, state that the results of the agreed upon testing procedures are in compliance with the Final Product Specifications as well as any additional applicable requirements of Regulatory Authorities. Without limiting the foregoing, unless expressly agreed by the Parties all Final Products supplied hereunder shall meet all release criteria established by the FDA or EMEA with respect to such Final Product.
     5.11 Production Records. LGLS shall maintain records related to its manufacture and handling of Final Product in accordance with the applicable rules and regulations and conditions of its licensure (including applicable rules of the FDA and EMEA and any other applicable regulatory requirements for record retention), for the longer of: (i) [***] years after the date of manufacture of each batch of API, and (ii) the period required by applicable law. LGLS shall notify GS of any intent to destroy or dispose of records related to the manufacture or handling of API and allow GS an opportunity to secure said records for additional storage periods in accordance with the written procedures of GS or its designee. Upon GS’s request with no fewer than five days’ prior notice, and at GS’s sole expense, LGLS shall send to GS copies of the relevant documents or permit GS or an independent auditor selected by GS to have access to such records from time to time during ordinary business hours to verify compliance by LGLS with such rules and regulations. The provisions set forth in this section shall survive termination of the Agreement for a period of 10 years.
     5.12 Post Expiration Supply. The Parties recognize that following the expiration of the term of this Agreement GS may (or may not) continue to sell Product under the Trademark as contemplated by Sections 10.4 and 11.4. In the event that GS does so and in the further event that LGLS or any Affiliate of LGLS is at such time producing API in commercial quantities, LGLS shall offer to supply API to GS on a [***].
ARTICLE 6
CONFIDENTIALITY
     6.1 Confidentiality; Exceptions. The receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information and other information and materials furnished to it by the other Party pursuant to this Agreement, or any provision of this Agreement that is the subject of an effective

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order of the Securities Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended (collectively, “Confidential Information”), except to the extent that it can be established by the receiving Party that such Confidential Information:
(i)	was already known to the receiving Party at the time of disclosure by the other Party;

(ii)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(iii)	became generally available to the public or otherwise part of the public domain after its disclosure by the disclosing Party and other than through any act or omission of the receiving Party in breach of this Agreement;

(iv)	was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

(v)	was developed by the receiving Party’s employees without the use of or access to confidential information of the disclosing Party, as demonstrated by contemporaneous written records of the receiving Party.
     6.2 Authorized Disclosure. A Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or conducting pre-clinical or clinical trials, provided that if a Party is required by law to make any such disclosure it will, to the extent practicable, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, use reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, each Party shall be entitled to disclose Confidential Information, under a binder of confidentiality containing provisions as protective as those of this Article 6, to a Third Party for the purpose of carrying out activities authorized under this Agreement, including disclosures to authorized or potential sub-licensees. Nothing in this Article 6 shall restrict any Party from using for any purpose outside the Field any Information developed by it during the course of the collaboration hereunder.
     6.3 Survival. This Article 6 shall survive the expiration or termination of this Agreement for a period of five years; provided, however, that Confidential Information regarding LGLS’s manufacturing process for API shall be kept confidential by GS during the term of this Agreement and for a further period of 10 years after the expiration or termination of this Agreement, subject to the exceptions in Section 6.1, above.
ARTICLE 7
INFORMATION AND REPORTS
     7.1 Information and Reports During Development and Commercialization.

          7.1.1 To the extent permitted by law, GS and LGLS will each regularly disclose and make available to the other without charge all Information (including, without limitation, copies of all pre-clinical and clinical reports and training, marketing and promotional materials) known to them. Without limiting the foregoing, promptly following the Effective Date, and at reasonable intervals thereafter, LGLS shall disclose and transfer to GS all LGLS Know-how and GLAXO Know-how and GS shall disclose and transfer to LGLS all GS Know-how.
          7.1.2 Upon reasonable prior notice, each Party shall have the right to: (i) review the raw data generated in any clinical trial conducted by the other Party with respect to Product, (ii) visit clinical investigators and centers involved in performance of such clinical trials, and (iii) discuss any such clinical trial and its results in detail with such clinical investigators.
     7.2 Publicity Review.
          7.2.1 Neither Party shall originate any publicity, news release, or other announcement disclosing any non-public terms of this Agreement (collectively, “Disclosure”), without the prior prompt review and written approval of the other, which approval shall not be unreasonably withheld. Once specific information has been approved for disclosure, that information may be reiterated in any subsequent Disclosure without further approval; provided, however, that the Parties shall, to the extent lawful, maintain the confidentiality of financial information contained in this Agreement and resulting from the activities contemplated hereunder.
          7.2.2 Notwithstanding Section 7.2.1, a Party may make any Disclosure it believes in good faith based upon the advice of its counsel or its auditors is required by applicable law and without the prior approval of the other Party may make such disclosures as are required by the rules or regulations of the U.S. Securities and Exchange Commission or its relevant foreign counterpart. With respect to disclosures other than those required under such rules or regulations, prior to making such Disclosure, the disclosing Party shall provide the other Party with a written copy or rendition of the materials proposed to be disclosed and provide the receiving Party with an opportunity to promptly review the proposed Disclosure.
     7.3 Use of Names. Except as required by law or in furtherance of the exercise of its rights hereunder, neither Party shall use the name of the other in any public announcement, press release or other public document related to this Agreement or the understanding reflected herein without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed. No such approval shall be required to republish a disclosure previously made or otherwise in the public domain.
     7.4 Adverse Drug Events. Each Party shall promptly report to the other Party any adverse event observed during any use of a Product. Prior to the first commercial sale of a Product in the Territory, the Parties shall in good faith enter into a data safety exchange agreement consistent with applicable law and regulatory requirements and practices in the United States and European Union.
     7.5 Recall

          7.5.1 Any necessary recall of Product or any batch of Product from the market in the Territory shall be effected by GS at GS’s reasonable discretion following, to the extent practicable, consultation with LGLS. Upon any Product recall, any then-pending orders of Product pursuant to Article 5, above, shall be suspended until the reinstatement of the Product or revocation of the recall.
          7.5.2 If any Product is recalled either: [***], then GS shall bear all costs and expenses of such recall including, without limitation, expenses or obligations to Third Parties, the cost of notifying end users and costs associated with shipment of any recalled Products from end users and destruction of such Products.
          7.5.3 If any Product is recalled as a result of [***], then LGLS shall bear all costs and expenses of such recall including, without limitation, refund of the supply price of the recalled Products, expenses or obligations to Third Parties, the cost of notifying end users and costs associated with shipment of any recalled Products from end users and destruction of such Products.
          7.5.4 If a recall of Products is necessary for reasons attributable in part to each of the Parties, then LGLS and GS shall be responsible for a proportionate share of such recall costs on the basis of their respective responsibilities with respect to the event justifying the recall.
          7.5.5 In the event of a recall of Products, each Party shall immediately notify the other Party and cooperate in a manner which is appropriate and reasonable under the circumstances.
     7.6 Except as may be expressly provided herein and without prejudice to either Party’s responsibility for Third Party damages as provided for in Article 14, below, no claim for compensation, losses or damages (including, without limitation, punitive, exemplary, incidental or consequential damages) may be made by one Party against the other as a result of any Product recall or any other act or omission of a Party pursuant to this Agreement (including, without limitation, the termination of this Agreement by either Party).
ARTICLE 8
PATENT RIGHTS
     8.1 LGLS Patents and GLAXO Patents. (a) During the term of this Agreement, LGLS shall [***] maintain the LGLS Patents and the GLAXO Patents in the Territory and shall use [***] to convert any currently pending or future filed patent applications into granted patents without [***] delay. LGLS shall use patent counsel selected by LGLS and reasonably approved by GS for such prosecution and maintenance and LGLS shall bear all related Patent Expenses. GS shall cooperate fully with LGLS in all such matters, at GS’s expense.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     (b) LGLS shall promptly disclose to GS the text of all LGLS Patents filed after the Effective Date as well as all information received after the Effective Date concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving an LGLS Patent or GLAXO Patent any where in the Territory. GS shall have the right to review all such pending applications and other proceedings and make recommendations to LGLS with respect thereto. LGLS shall keep GS promptly and fully informed of the course of patent prosecution and other proceedings and shall provide GS with copies of all substantive communications, search reports and Third Party observations submitted to or received from patent offices throughout the Territory. All such disclosures shall be considered “Confidential Information” subject to Article 6, above.
     8.2 Abandonment. LGLS shall be free, on at least 30 days’ prior notice to GS, to abandon and stop funding Patent Expenses related to any of the LGLS Patents in any country in the Territory. In such event, GS may, at its sole option, assume and continue prosecution or maintenance of the LGLS Patents and GLAXO Patents in question, and shall thereafter bear all related Patent Expenses. Following such abandonment of a LGLS Patent by LGLS, LGLS shall have no further rights hereunder with respect to the LGLS Patent in question to the extent of such abandonment, and the term “LGLS Patents” shall be deemed to have been modified accordingly. LGLS shall not abandon any GLAXO Patent nor stop funding Patent Expenses related thereto without the prior consent of GS, which consent shall not be unreasonably withheld.
     8.3 Infringement. If either Party learns of an infringement or threatened infringement of the LGLS Patents or GLAXO Patents in the Territory in the Field it shall promptly notify the other Party and shall provide the latter Party with all information reasonably available to the notifying Party evidencing such infringement or threatened infringement. Thereafter, the Parties shall in good faith consult and cooperate in abating such infringement or threatened infringement.
     GS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action for abatement of the infringement or threatened infringement of the LGLS or GLAXO Patents in the Territory and in the Field, at GS’s sole expense. If GS requests LGLS to join GS as a party in such suit or action, LGLS shall execute all papers and perform such other acts as may be reasonably requested by GS, at GS’s expense. LGLS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by GS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance (the “Net Recovery”) shall be for the sole benefit of GS. The Net Recovery shall be considered “Net Sales” with respect to the calendar quarter in which payment to GS was received, and royalties shall accordingly be paid on the amount of the Net Recovery exclusively at the rate(s) specified in Section 10.3, below. The Net Recovery shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestone 3 and in Section 10.2, below.
     If GS fails to initiate suit or action within 90 days after first notice of infringement or threatened infringement of the LGLS Patents or the GLAXO Patents, or if having initiated such suit or action it thereafter diligently fails to prosecute such suit or action, LGLS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action for abatement of the infringement or threatened infringement, at LGLS’s sole expense. If LGLS requests GS to join LGLS as a party in such suit or action, GS shall execute all papers and perform such other acts as may be reasonably requested by LGLS, at LGLS’s expense. GS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by LGLS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance shall be divided equally between the Parties. The amount of any recovery, net of the amounts necessary to reimburse the Parties as provided above shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestones 3 and in Section 10.2, below. If such recovery is apportioned by the court such that portions thereof are attributed to infringing activity in different calendar years, or if such apportionment of the recovery can otherwise be readily ascertained, then such apportionment shall govern as to the calendar year(s) in which Net Sales shall be deemed to have occurred for purposes of such Milestones. Otherwise, the amount of such recovery shall be apportioned equally over the number of calendar years in which infringement was found to have occurred (or in the event of a settlement, over the number of calendar years in which it was alleged to have occurred).
     8.4 Third Party Claims. If a Third Party asserts that a patent or other right owned by it is infringed by the development, manufacture, import, use, sale or offer for sale of a Product by GS or its Affiliates or sub-licensees in the Territory in the Field, the Party first obtaining knowledge of such claim shall immediately provide the other Party notice of such claim and the related facts in reasonable detail. In such event, the Parties shall determine how best to control the defense of any such claim. In the event the Parties cannot agree on the defense of such claim, such defense shall be controlled by GS with respect to sales of Product in the Territory and by LGLS with respect to Product sales outside of the Territory. In each such case, the other Party shall have the right, at its own expense, to participate in such defense and to be represented in any such action by counsel of its choice at its sole discretion. With respect to any such claim, the Party entitled to control defense shall also have the right to control settlement of such claim; provided, however, that no settlement shall be entered into without the written consent of the other Party, which consent shall not be withheld unreasonably.
     8.5 Ownership. Subject to Section 9.2, below, each Party shall have and retain sole and exclusive title to all inventions, discoveries and know-how which are made, conceived, reduced to practice or generated solely by its employees or agents in the course of or as a result of this Agreement. Each Party shall own an equal undivided interest in all such inventions, discoveries and know-how made, conceived, reduced to practice or generated jointly by the employees or agents of one Party and the employees or agents of the other Party.
ARTICLE 9
LICENSES and OPTIONS
     9.1 License Grant by LGLS. Subject to the terms and conditions of this Agreement, LGLS hereby grants to GS and GS hereby accepts from LGLS a sole and exclusive license under the LGLS Patents, LGLS Know-How, GLAXO Patents, GLAXO Know-how to use, import, package, sell and offer for sale Products within the Field in the Territory, as well as the exclusive right to use the Trademarks in the Territory in conjunction with the use or sale of Products.
     9.2 License Grant by GS. Subject to the terms and conditions of this Agreement, GS hereby grants to LGLS and LGLS hereby accepts from GS a [***] license under the GS Know-How to develop, use, import, formulate, package, sell and offer for sale Products outside of the Territory. Without limiting the foregoing, the Parties agree that any patent application filed by or on behalf of GS prior to January 1, 2010 which covers or claims any novel use or formulation or means of administration of Product shall be jointly owned by the Parties regardless of inventorship, and to the extent of LGLS’s ownership interest shall be considered an “LGLS Patent” for purposes of this Agreement. At LGLS’s request GS shall take all steps reasonably required to assign to LGLS its joint ownership interest.
     9.3 Sub-licensing. GS may sub-license the license granted to it hereunder on prior notice to LGLS. LGLS may sub-license the license granted to it with respect to GS Know-how [***].
     9.4 Use of Licenses. Neither Party shall use or disseminate the Know-how of the other Party other than as expressly provided under this Agreement. In addition, GS warrants that it shall not adapt the GLAXO databases included in the GLAXO Knowhow or software operating on such databases for uses unrelated to the uses of Product authorized herein.
     9.5 [***]. During the period commencing on the Effective Date and ending on December 31, 2002 (the “Negotiating Period”), the Parties shall in good faith negotiate the terms and conditions on which LGLS would grant to GS [***]. During the Negotiating Period LGLS shall not solicit or otherwise participate in any communications with any Third Party regarding [***].
     9.6 DNA Nanobinder Compounds. Schedule 9.6 hereto describes GS’s DNA nanobinder compounds being developed for use in the fields of [***] (each, a “GS Option Field”). Promptly following the completion of the first Phase II clinical trial for a DNA nanobinder compound in each of the GS Option Fields, GS shall notify LGLS and disclose to LGLS all available preclinical and clinical data regarding the use of such DNA nanobinder compound in the GS Option Field in question. During the [***]period following such closure the Parties shall in good faith negotiate the terms and conditions on which GS would grant to LGLS the exclusive right to develop and commercialize such DNA nanobinder compound in the GS Option Field in question in East Asia, including Japan. If the Parties are unable to reach agreement by the end of such [***]period, GS shall be free to develop and commercialize such DNA nanobinder compound in the GS Option Field in question as it sees fit.
     9.7 [***]. In the event that LGLS proposes to grant commercial rights in the Territory with respect [***] to a Third Party, it shall first offer such rights to GS on definitive terms. GS shall have [***] after receipt of such offer to accept, failing which LGLS shall be free to offer

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

such rights to a Third Party on overall terms and conditions no more favorable to such Third Party than those offered to GS. In the event that LGLS proposes to develop and commercialize [***] in the Territory directly or in a collaboration with a Third Party, it shall notify GS. Upon request by GS within [***] following such notice, the Parties shall in good faith negotiate commercially reasonable terms and conditions on which GS would receive from LGLS an exclusive license with respect to such proposed development and commercialization. If the Parties are unable to reach such agreement within [***] after GS’s notice, at GS’s request the terms of such an exclusive license shall be set by [***], and the Parties shall promptly execute a license agreement consistent with [***].
ARTICLE 10
PAYMENTS TO LGLS
     10.1 License Fee. Within 45 days following the Effective Date GS shall: (i) pay to LGLS a non-refundable license fee of $5.5 million, and (ii) deliver to LGLS 4,749,659 fully-paid up and non-assessable shares of GS common stock (the “Shares”). GS represents and warrants that the Shares represent 14.0 percent of the total equity of GS on October 22, 2002, calculated on a fully diluted basis. The rights and further characteristics of the Shares (including, without limitation, certain anti-dilution rights) are as set forth in the Stock Purchase Agreement and related documents attached hereto as Schedule 10.1.
     10.2 Milestone Payments. Within [***] after the achievement of each milestone set forth below, GS shall owe to LGLS a non-refundable milestone payment to LGLS in the amount set forth below. Each milestone payment shall be due only once, notwithstanding the number of Products actually developed or commercialized by GS hereunder. Milestone payments 3 and 4, when earned by LGLS, shall be payable [***]. All other milestone payments shall be due [***] after the relevant milestone event.

Milestone Event	Payment
1. Upon FDA approval of the Product for the Initial Indication. If at the time of such approval GS has not received and accepted the first shipment of Product required pursuant to Section 5.8, one half of this milestone shall be deemed to have been earned, with the second half earned upon receipt and acceptance by GS of such shipment
$5.0 million

2. Upon an initial public offering (“IPO”) by GS of its shares or a sale of GS if, at the time of such IPO or sale, Product has been approved for an Initial Indication	$8.0 million

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Milestone Event	Payment
3. Upon both: (i) approval for the first Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $[***]	$	[***]

4. Upon both: (i) approval for a second Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $380 million	$	[***]

5. Upon approval of the Product for an Initial Indication in the United Kingdom	$	[***]

6. Upon approval of the Product for an Initial Indication in the first of Italy, Germany, France or Spain	$	[***]
As used in this Section 10.2, “IV formulation” shall mean a formulation of Product for intravenous administration.
     10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, GS shall, subject to Sections 4.3 and 10.4, pay to LGLS royalties on Net Sales in each calendar year at the following rates:

Annual Net Sales	Royalty Rate
on the first $100 million	[***] percent
over $100 million to $150 million	[***] percent
over $150 million to $200 million	[***] percent
over $200 million	[***] percent
The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of [***] percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). During the first two years following first commercial sale of a Product in the Territory, GS shall be solely responsible for payment of the GLAXO Royalty and shall pay all amounts so due to LGLS in accordance with Sections 10.7 through 10.11, below. Thereafter, LGLS shall be responsible for payment of the GLAXO Royalty and shall indemnify GS and hold GS harmless from and against any claims by GLAXO as a result of such use.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     10.4 Term of Royalty Obligations. GS’s obligation to make royalty payments pursuant to Section 10.3 with respect to a Product shall commence on the date of the first commercial sale of such Product in a given country in the Territory and shall continue until the later of: (i) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in such country, and (ii) 10 years after first commercial sale of such Product in such country. Following the expiration of GS’s royalty obligations, GS shall retain a non-exclusive, royalty-free right to use, sell and offer for sale Product in the Territory, using LGLS Know-how and GLAXO Know-how licensed to GS as of the Effective Date and the exclusive right to use the Trademarks for such purposes. GS shall continue to pay to LGLS a royalty in return for such right to use the Trademark, as provided in Section 11.4, below.
     10.5 Royalty Reductions. If GS is required to pay royalties to Third Parties in order to exercise the license granted to GS in Section 9.1, above, with respect to any Product in any country in the Territory, GS will be entitled to deduct [***] percent of the amount due to such Third Parties from the amounts due to LGLS pursuant to Section 10.3, above, with respect to Net Sales of such Product in such country. In no event shall any such royalty reductions in any calendar quarter be more than [***] percent of the royalty payment due to LGLS with respect to such calendar quarter in a given country. Any royalty reduction to which GS would otherwise be entitled may be carried forward by GS and used by GS in a future period (subject to the maximum reductions specified in this Section 10.5).
     10.6 Royalties Payable Only Once; Sales to Affiliates and Sub-Licensees. The obligation to pay royalties is imposed only once with respect to the same unit of each Product. Sales of Products between GS and its Affiliates or sub-licensees, or among such Affiliates and sub-licensees, shall not be subject to royalties under Sections 10.3 but in such cases the royalties shall be calculated on the Net Sales by such Affiliates or sub-licensees to Third Parties.
     10.7 Reports. GS shall deliver to LGLS, within 60 days after the end of each calendar quarter, reasonably detailed written accountings of Net Sales that are subject to royalty payments due to LGLS for such calendar quarter. Such quarterly reports shall indicate gross sales on a country-by-country and Product-by-Product basis. When GS delivers such reports to LGLS, GS shall also deliver all royalty payments due to LGLS hereunder for such calendar quarter.
     10.8 Accounting and Audits.
          (a) GS shall keep, and shall require its Affiliates and sub-licensees to keep, complete and accurate records of the latest five years of sales of Products on which royalties are due hereunder. For the purpose of verifying royalties due to LGLS hereunder, LGLS shall have the right annually, at LGLS’s expense, to retain an independent certified public accountant selected by LGLS and reasonably acceptable to GS, to review such records in the location(s) where such records are maintained by GS, its Affiliates or its sub-licensees upon reasonable notice and during regular business hours and under obligations of confidence. Results of such review shall be made available to both LGLS and GS. If the review reflects an underpayment of

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

royalties to LGLS such underpayment shall be promptly remitted to LGLS, together with [***]. If the underpayment of royalties is equal to or greater than [***], then GS pay all of the costs of such review.
          (b) LGLS shall keep complete and accurate records of the latest five years of supply hereunder sufficient to enable GS to confirm LGLS’s cost of goods. For the purpose of verifying cost of goods, GS shall have the right annually, at GS’s expense, to retain an independent certified public accountant selected by GS and reasonably acceptable to LGLS, to review such records in the location(s) where such records are maintained, upon reasonable notice and during regular business hours and under obligations of confidentiality. Results of such review shall be made available to both LGLS and GS. If the review reflects an overcharge by LGLS, such overcharge shall be promptly remitted to GS, together with interest calculated in the manner provided in Section 10.9, below. If the amount of such overcharge is equal to or greater than [***], then LGLS pay all of the costs of such review. If the review reflects an undercharge by LGLS, GS shall promptly refund the amount of the overpayment to LGLS, together with [***].
     10.9 Currency and Method of Payment. All payments due or payable hereunder shall be made in US Dollars, delivered by wire transfer to such account as LGLS may identify from time to time on notice to GS. Royalty payments due hereunder with respect to sales not denominated in US Dollars shall be converted using the applicable conversion rates quoted in the Wall Street Journal for buying US Dollars in accordance with U.S. generally accepted accounting principles, consistently applied. GS shall pay interest to LGLS on the amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] for the applicable period, calculated on the number of days such payment is delinquent.
     10.10 Tax Withholding. The Parties shall use all reasonable and legal efforts to reduce tax withholding on payments made to LGLS hereunder. Notwithstanding such efforts, if GS concludes that tax withholdings under the laws of any country are required with respect to payments due to LGLS, GS shall withhold the required amount and pay it to the appropriate governmental authority. In such a case, GS will promptly provide LGLS with original receipts or other evidence reasonably desirable and sufficient to allow LGLS to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits. No withholding deduction shall be made if LGLS furnishes lawful documentation demonstrating that the payment due is exempt from withholding according to the applicable convention for the avoidance of double taxation between the United States and the Republic of Korea or other applicable law or treaty.
     10.11 Blocked Payments. If, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for GS or its Affiliates or sub-licensees to transfer, or have transferred on its behalf, royalties or other payments due hereunder to LGLS, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

LGLS in a recognized banking institution designated by LGLS or, if none is designated by LGLS within a period of 30 days after inquiry from GS, in a recognized banking institution selected by GS and identified by notice to LGLS.
ARTICLE 11
TRADEMARKS
     11.1 Responsible Party. GS, in consultation with LGLS, shall be responsible for maintaining the trademark Factive® in all countries in the Territory in which such mark is registered as of the Effective Date and for establishing and maintaining such trademark in other countries in the Territory in which GS intends to Commercialize the Products, all at GS’s expense.
     11.2 Infringement and Third Party Claims. Each party shall afford the other full cooperation in the defense and assertion of the Trademarks against Third Parties. Absent agreement by the Parties, the provisions of Sections 8.2 and 8.3 shall apply by analogy with respect to infringement of or Third Party challenges to the Trademarks.
     11.3 Termination of the Agreement. Following termination of this Agreement for any reason (but not expiration of its term) GS will refrain from all further use of the Trademarks in the Territory.
     11.4 Expiration of the Agreement. Following expiration of GS’s royalty obligations as provided in Section 10.4, above, and for so long as GS continues to use the Trademark in the use or sale of Product, GS shall pay to LGLS a royalty equal to [***] percent of Net Sales. Such royalty shall be calculated and payable as provided in Sections 10.7 through 10.11, above.
ARTICLE 12
REPRESENTATIONS, WARRANTIES AND COVENANTS
     12.1 Joint Representations and Warranties. Each of the Parties hereby represents and warrants to the other Party that this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.
     12.2 Representations and Warranties by LGLS. LGLS represents and warrants to GS that, as of the Effective Date, to the actual knowledge of the executive officers and directors of LGLS:
          (a) The information disclosed to GS during the course of its “due diligence” review of materials related to the Product was true and correct and, through the Effective Date,

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

no material information has been omitted from the “due diligence” disclosures made to GS by LGLS.
          (b) No litigation exists or is threatened which would, if successful, adversely affect the rights granted to GS hereunder.
          (c) All material safety issues related to the Product and to its manufacture have been disclosed to GS.
          (d) All renewal fees related to the LGLS Patents, the GLAXO Patents and the Trademarks have been paid in full.
          (e) LGLS has good title to the LGLS Patents, the GLAXO Patents, the LGLS Know-how and the GLAXO Know-how and to the Trademarks (to the extent that filings thereof exist as of the Effective Date), free and clear of any liens or encumbrances.
          (f) As of the Effective Date LGLS has not been served with notice of any interference proceedings with respect to the LGLS Patents or the GLAXO Patents and to the actual knowledge of LGLS, no such proceedings have been instituted. To the actual knowledge of LGLS, as of the Effective Date there is no existing Third Party infringement of the LGLS Patents, the GLAXO Patents or the Trademarks.
          (g) The information submitted to the Regulatory Authorities with respect to the Product is true and correct.
          (h) It has disclosed to GS the complete texts of all of the LGLS Patents and the GLAXO Patents existing as of the Effective Date as well as all information known to LGLS as of the Effective Date concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving any of the LGLS Patents or GLAXO Patents any where in the Territory.
     12.3 Covenants by LGLS. LGLS hereby covenants that: (i) the Transition Plan contemplated by Section 2.1 of the GLAXO Agreement shall be completed in full not later than December 31, 2002, (ii) LGLS shall use its best efforts to finalize the Technology Transfer Agreement contemplated by Section 3.4 of the GLAXO Agreement not later than January 31, 2003, and (iii) LGLS shall use its best efforts to finalize the Supply Agreement contemplated by Section 8.1 of the GLAXO Agreement, on terms and conditions consistent with this Agreement, not later than January 31, 2003. LGLS shall indemnify GS and hold GS harmless from and against any and all losses resulting from the failure by LGLS to complete the Transition Plan or to finalize the Technology Transfer Agreement or the Supply Agreement by the dates specified in this Section 12.3.
     [***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     12.4 Performance by Affiliates and Sub-licensees. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates or, to the extent permitted, by sub-licensees. Nonetheless, each Party shall remain responsible and shall be the guarantor of the performance by its Affiliates and sub-licensees and shall cause its Affiliates and sub-licensees to comply with the provisions of this Agreement in connection with such performance. In the event of a dispute arising out of the actions of an Affiliate or sub-licensee under this Agreement, each of GS and LGLS may proceed directly against the other Party, without any obligation to first proceed against the Affiliate or sub-licensee.
ARTICLE 13
TERM AND TERMINATION
     13.1 Term. The term of this Agreement shall commence on the Effective Date and shall expire upon the termination or expiration in all of the countries of the Territory of the royalty obligations as set forth in Section 10.4, above.
     13.2 Termination for Material Breach. If either Party materially breaches this Agreement at any time, which breach is not cured within 30 days of notice thereof from the non-breaching Party, the non-breaching Party shall have the right to terminate this Agreement on notice to the Party in breach following the expiration of such cure period; provided, however, that if the Party alleged to be in breach shall have invoked the dispute resolution mechanism of Article 15 prior to the expiration of such cure period then termination shall not be effective until the sooner of abandonment of such proceedings by the Party alleged to be in breach or completion of the dispute resolution proceedings and a non-appealable finding in arbitration in favor of the non-breaching Party.
     13.3 Termination for Challenge to Patent Rights. If either Party challenges the validity and/or enforceability of any of the other Party’s patent rights to which a license is granted hereunder, the latter Party shall have the right, to the extent lawful, to terminate the license granted pursuant to this Agreement with respect to the challenged patents.
     13.4 Unilateral Termination by GS. GS may, at any time by delivery of 30 days’ prior notice to LGLS, elect to abandon its rights and obligations with respect to any country in the Territory, or to terminate this Agreement in its entirety. GS shall be entitled to suspend or discontinue its Development, distribution and/or sale of any Product immediately upon notice to LGLS if [***]. Upon notice by GS pursuant to this Section 13.4, this Agreement and all obligations of LGLS and GS hereunder with respect to the country or countries in question shall terminate and GS shall promptly transfer to LGLS all Marketing Authorization Applications and Regulatory Approvals and the Trademarks with respect to the country or countries in question, as well as all other Information and know-how related to such country or countries. In the event that GS terminates its rights with respect to one or more countries but not the entire Territory, then this Agreement shall remain in effect with respect to the countries not subject to such termination which countries shall, thereafter, be considered the “Territory.”

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     13.5 Bankruptcy. All rights granted hereunder are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code (the “Code”) licenses of rights to “intellectual property” as defined in Section 101(52) of the Code. The licensee Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Code, subject to performance by such Party of its obligations under this Agreement. In the event of the commencement of a bankruptcy proceeding by or against a Party under the Code, the licensee Party shall, to the extent permitted by law, be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments thereof, which shall promptly be delivered to the licensee Party, at its sole expense: (i) upon written request following commencement of a bankruptcy proceeding, or (ii) if not delivered pursuant to subsection (i), above, upon written request following the rejection in bankruptcy of this Agreement by or on behalf of the bankrupt Party. In the event of a filing for bankruptcy or insolvency by a Party, such Party shall, to the extent permitted by law, confirm to the receiver, trustee or liquidator that the intellectual property rights licensed hereunder are, notwithstanding such license, the sole property of the licensor Party and may not be disposed of by licensee except as expressly provided herein.
     13.6 Minimum Sales. LGLS shall have the right to terminate this Agreement on notice to GS in the event that GS’s aggregate gross sales of Products in the Territory in the 12 month period commencing on the third anniversary of the date of first commercial of Product in the United States is less than $30 million [***]; provided, however, that such right to terminate shall not apply in the event that GS sales of Product were at any time materially impeded by either force majeure or failure of supply outside of GS’s control.
     13.7 Effect of Termination
          13.7.1 Termination of this Agreement shall not relieve the Parties of any liability, including any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude a Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice a Party’s right to obtain performance of any obligation which accrued hereunder prior to the effective date of such termination. Upon termination (but not expiration of the term of this Agreement), all licenses and rights to Patents and Know-How granted hereunder shall terminate.
          13.7.2 Upon termination of this Agreement (but not expiration of its term), all Confidential Information supplied by one Party shall be returned by the other Party except for one copy of such information retained solely for legal archival or regulatory purposes.
          13.7.3 Upon termination of this Agreement (but not expiration of its term), GS shall cooperate in the prompt transfer to LGLS of all Marketing Authorization Applications and Regulatory Approvals related to the Products in the Territory, and shall diligently take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer or reconveyance of rights hereunder to LGLS and the relinquishment of such rights by GS.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

          13.7.4 Following termination of this Agreement, GS shall have 120 days to sell any Product in its possession as of the effective date of termination, subject to its obligation to pay royalties to LGLS as provided hereinabove with respect to such sales.
     13.8 Memorandum of Understanding. The Memorandum of Understanding shall terminate effective as of the Effective Date.
     13.9 Surviving Rights. The rights and obligations set forth in this Agreement shall extend beyond the term or termination of the Agreement only to the extent expressly provided for herein, or the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge. Without limiting the foregoing, the following shall survive the expiration or termination of this Agreement: Sections 5.11, 6.1, 6.2, 6.3, 7.4, 7.5, 7.7, 8.3, 8.4, 10.7, 10.8, 11.2, 11.3, 11.4, and 13.7 and Articles 14, 15 and 16.
ARTICLE 14
INDEMNIFICATION
     14.1 Indemnification by GS. GS shall defend and hold LGLS and its agents, directors and employees harmless from and against any and all suits, claims, actions, demands, damages, obligations, settlements, penalties, fines, costs, liabilities, expenses and/or loss claimed by a Third Party, including reasonable attorneys’ fees and expenses (collectively, “Losses”), resulting from [***], except to the extent such Losses result from [***].
     14.2 Indemnification by LGLS. LGLS shall defend and hold GS and its agents, directors and employees harmless from and against any and all Losses resulting from: [***], except to the extent such Losses result from [***].
     14.3 Procedure. A Party seeking indemnification under Section 14.1 or Section 14.2, shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the Third Party claim, permit the indemnifying Party to assume direction and control of the defense of the Third Party claim (including the right to settle the claim solely for monetary consideration), and cooperate as requested (at the expense of the indemnifying Party) in the defense of the Third Party claim.
     14.4 Insurance. Promptly following the Effective Date and for a period of [***] after the expiration or termination of this Agreement, each Party shall obtain and thereafter maintain, at its sole cost and expense, product liability insurance in amounts which are reasonable and customary in the U.S. pharmaceutical industry for companies of comparable size and activities at the respective place of business of each Party. Such product liability insurance shall insure against all liability arising as a result of activities completed or permitted under this Agreement (including, without limitation, liability for personal injury, physical injury and property damage). Each Party shall provide written proof of the existence of such insurance to the other Party promptly upon request.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 15
DISPUTE RESOLUTION
     15.1 Disputes. All disputes arising between the Parties hereunder or with respect to this Agreement shall be resolved solely as provided in this Article 15. Any such dispute that the Parties are unable to resolve directly may be referred by either Party to the Steering Committee for resolution. If the Steering Committee is unable to resolve such dispute within 30 days after referral, either Party may, on notice to the other, have such dispute referred to the CEOs of LGLS and GS for attempted resolution by good faith negotiation. If such individuals are unable to resolve such dispute within 30 days after referral, then either Party may thereafter seek to resolve the dispute through arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such rules, in English. The place of arbitration shall be London, England.
     15.2 Applicable Law. This Agreement shall be governed by and construed under the substantive laws of the State of California, without regard to conflicts of law principles.
ARTICLE 16
MISCELLANEOUS
     16.1 Assignment.
          16.1.1 Either Party may assign all of its rights and obligations under this Agreement to an Affiliate with the consent of the other Party, such consent not to be unreasonably withheld or delayed.
          16.1.2 A Party may assign its rights or obligations under this Agreement to a non-Affiliate without the approval of the other Party only in connection with a merger of that Party with a Third Party, acquisition of that Party by a Third Party, a similar reorganization affecting that Party, or in connection with the sale by that Party to a Third Party of all or substantially all of the assets to which this Agreement relates. This Agreement shall survive any such merger, acquisition or reorganization of a Party with or into, or such sale of assets to, another party and no consent for such merger, acquisition, reorganization or sale shall be required hereunder; provided, however, that in the event of such merger, acquisition, reorganization or sale, no intellectual property rights of the other merging or acquiring corporation shall be included in the intellectual property licensed hereunder. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.
          16.1.3 In the event of an assignment resulting from a merger or acquisition permitted pursuant to Section 16.1.2, above, LGLS and its successor entity shall endeavor to assure that GS confidential information provided under this Agreement is kept confidential and distributed within the successor entity solely to the limited extent necessary in order to satisfy such entity’s obligations, and exercise such entity’s rights, with respect to Gemifloxacin hereunder.

     16.2 Force Majeure. Except as otherwise expressly provided herein, neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, acts of gods, or any other similar or dissimilar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure.
     16.3 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     16.4 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission with confirmed answer-back, mailed by registered mail (return receipt requested), postage prepaid, or sent by internationally recognized express courier service, to the Parties at the addresses first set forth above (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof). Notice by personal delivery shall be deemed effective upon receipt. Notice by courier or registered mail shall be deemed effective three business dates after the date sent. Notice by fax shall be deemed effective upon receipt by the sending Party of confirmation of receipt of the fax by the receiving Party.
     16.5 Waiver. The waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.
     16.6 Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law. In such event the Parties shall in good faith attempt to reform this Agreement to reflect the intent and anticipated consequences of the invalidated or unenforceable provision, to the extent possible in a way that is lawful.
     16.7 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against either Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
     16.8 Headings. The section and article heading contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or articles.
     16.9 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     16.10 Entire Agreement. This Agreement (including all Schedules hereto) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understanding between the Parties hereto and supersedes and terminates all prior agreements and understanding between the Parties.
     16.11 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.
IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their proper officers as of the Effective Date.

GENESOFT PHARMACEUTICALS, INC.		LG LIFE SCIENCES, LTD.

By:	/s/ David B. Singer	By:	/s/ Heung Joon, Yang
	David B. Singer		Heung Joon, Yang

Its:	Chairman and CEO	Its:	President and CEO

Schedule 1.4
API Specification
Chemical Name
(R,S)-7-[(4Z)-3-(aminomethyl)-4-(methoxyimino)-l-pyrrolidinyl]-l-cyclopropyl-6-fluoro-l,4-dihydro-4-oxo-l,8-naphthyridine-3-carboxylic acid, monomethanesulfonate
Molecular Formula: C18H20FN5O4•CH4O3S
Molecular Weight: 485.49
Description (Visual examination)
White to light brown solid
[***]
[***]
[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.12
Final Product Specification
Material: FactiveTM Tablet 320mg
Tablet
Description (Visual)
A white to off-white, oval, film-coated tablet with breaklines in both faces and debossed with GE 320 on both faces
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Package For commercial use:	320 mg * 5 tablets in Blister
320 mg * 7 tablets in Blister
320 mg * 30 tablets (3*10 tablets) in Blister
320 mg * 30 tablets in Bottle
For Promotional use: 320 mg Single tablet in Blister

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.14
Gemifloxacin
Chemical Name
(R,S)-7-[(4Z)-3-(aminomethyl)-4-(methoxyimino)-l-pyrrolidinyl]-l-cyclopropyl-6-fluoro-l,4-dihydro-4-oxo- l,8-naphthyridine-3-carboxylic acid, monomethanesulfonate
Molecular Formula: C18H20FN5O4•CH4O3S
Molecular Weight: 485.49

Schedule 1.17
GLAXO Knowhow
“GLAXO Knowhow” shall mean the following inventions and discoveries, to the extent that they were conceived, devised and/or reduced to practice by GSK as of the September 30, 2002, and which are not yet the subject of patent applications:
[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.18
GLAXO Patents

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.24
[***]
Chemical Name
[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.27
LGLS Patents

	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 1.38
Trademark
FACTIVE

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date

Andorra	5	Registered	12191	19/11/1998	11723	19/11/1998

5) MEDICINES FOR HUMAN USE; PHARMACEUTICAL PRODUCTS; REMEDIES FOR HUMAN USE

Austria	5	Registered	AM2218/96	12/04/1996	166024	30/08/1996

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Canada	Filed	79870600	01/12/1995

5) ANTI-VIRAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Denmark	5	Registered	VA 199600283	16/01/1996	VR199600791	02/02/1996

5) PREPARATIONS AND SUBSTANCES FOR THE TREATMENT OF RESPIRATORY DISORDERS

European Union	5	Registered	000950352	08/10/1998	000950352	31/01/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Finland	5	Registered	T199802485	21/07/1998	214152	14/05/1999

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE; SPECIFICALLY AN ANTI-BACTERIAL

France	5	Registered	95600030	07/12/1995	95600030	07/12/1995

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Greece	5	Registered	128137	31/01/1996	128137	17/03/1998

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date

Iceland	5	Registered	351/1996	12/03/1996	1216/1996

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE, INCLUDING AN ANTI-VIRAL

Ireland	5	Registered	95/8291	05/12/1995	171292	05/12/1995

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Italy	5	Registered	MI95C012228	06/12/1995	00733838	14/11/1997

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Mexico	5	Registered	260065	17/04/1996	542746	27/02/1997

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Monaco	5	Registered	020534	17/02/1999	99.20373	17/02/1999

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Netherlands Antilles	5	Registered	D-900	24/12/1998	21301	09/02/1999

5) PHARMACEUTICAL, VETERINARY AND SANITARY PREPARATIONS; DIETETIC SUBSTANCES ADAPTED FOR MEDICAL USE, FOOD FOR BABIES; PLASTERS, MATERIALS FOR DRESSINGS; MATERIAL FOR STOPPING TEETH, DENTAL WAX; DISINFECTANTS; PREPARATIONS FOR DESTROYING VERMIN; FUNGICIDES, HERBICIDES

Norway	5	Filed	200112664	25/10/2001

5) ANTI-INFECTIVE PREPARATIONS FOR HUMAN USE

Norway	5	Registered	19961885	19/03/1996	182042	15/05/1997

5) PHARMACEUTICAL PREPARATIONS FOR THE TREATMENT OF RESPIRATORY DISORDERS

Portugal	5	Registered	314842	15/01/1996	314842	14/10/1996

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Spain	5	Registered	2184599	18/09/1998	2184599	05/10/1999

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date

Sweden	5	Registered	95-14489	13/12/1995	315811	09/08/1996

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE

Switzerland	5	Registered	00225/1996	16/01/1996	433454	30/12/1996

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE, EXCEPT FOR DISINFECTANT OR STERILIZATION PURPOSES

United Kingdom	5	Registered	2041126	13/10/1995	2041126	13/10/1995

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE; BUT NOT INCLUDING ANY SUCH GOODS BEING DISINFECTANTS OR STERILIZING PREPARATIONS

USA	5	Registered	75045500	19/01/1996	2281877	28/09/1999

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE, NAMELY, ANTI- VIRALS AND ANTI-INFECTIVES

FACTIVE DEV.

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date

Andorra	5	Registered			14905	14/07/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Austria	5	Registered	AM4560/2000	21/06/2000	195230	04/04/2001

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Canada		Filed	1066283	06/07/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES, NA MELYANTI-VIRALS AND ANTI-INFECTIVES

European Union	5	Registered	001721273	23/06/2000	001721273	29/05/2001

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Iceland	5	Registered	2304/2000	29/06/2000	1149/2000	01/09/2000

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Mexico	5	Registered	444544	28/08/2000	688725	28/02/2001

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Monaco	5	Registered	022925	06/07/2001	01.22636	06/07/2001

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Netherlands Antilles	5	Registered	D-395	10/07/2000	22486	01/11/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Norway	5	Registered	200007413	27/06/2000	205945	07/12/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES

Switzerland	5	Registered	07922/2000	03/07/2000	480382	18/01/2001

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE, EXCEPT FOR DISINFECTANT OR STERILISATION

United Kingdom	5	Registered	2236543	20/06/2000	2236543	20/06/2000

5) PHARMACEUTICAL AND MEDICINAL PREPARATIONS AND SUBSTANCES FOR HUMAN USE; BUT NOT INCLUDING ANY SUCH GOODS BEING DISINFECTANTS OR STERILISING PREPARATIONS

USA	16	Filed	76054224	23/05/2000

16) PRINTED EDUCATIONAL MATERIALS, NAMELY, BROCHURES AND PAMPHLETS CONCERNING HEALTHCARE RELATED ISSUES AND PHARMACEUTICAL TREATMENTS FOR INFECTION

USA	42	Filed	76052305	18/05/2000

42) PROVIDING INFORMATION, VIA GLOBAL COMPUTER NETWORKS, CONCERNING INFECTIOUS DISEASES, INCLUDING RESPIRATORY TRACT INFECTIONS AND TREATMENTS THEREFOR

USA	5	Filed	76054223	23/05/2000

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS

FACPAC3 DAY

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
USA	5	Filed	78086704	03/10/2001

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS IN TABLET FORM PACKAGED IN CONVENIENCE CARTONS TO ENSURE PATIENT COMPLIANCE WITH RESPECT TO COMPLETE COURSE OF MEDICATION

USA	5	Filed	78032521	26/10/2000

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS IN TABLET FORM PACKAGED IN CONVENIENCE CARTONS TO ENSURE PATIENT COMPLIANCE WITH RESPECT TO COMPLETE COURSE OF MEDICATION

FACPAC7 AND DEV.

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
USA	5	Filed	78028794	03/10/2000

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS IN TABLET FORM PACKAGED IN CONVENIENCE CARTONS TO ENSURE PATIENT COMPLIANCE WITH RESPECT TO COMPLETE COURSE OF MEDICATION

FACPAC7 DAY

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
USA	5	Filed	78086707	03/10/2001

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS IN TABLET FORM PACKAGED IN CONVENIENCE CARTONS TO ENSURE PATIENT COMPLIANCE WITH RESPECT TO COMPLETE COURSE OF MEDICATION

FACPAC7 (STYLIZED)

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
USA	5	Filed	78032520	26/10/2000

5) PHARMACEUTICALS, NAMELY, ANTIBIOTICS IN TABLET FORM PACKAGED IN CONVENIENCE CARTONS TO ENSURE PATIENT COMPLIANCE WITH RESPECT TO COMPLETE COURSE OF MEDICATION

FAST. ACTIVE. FACTIVE

Country	Class(es)	Status	App. No.	App. Date	Reg. No.	Reg. Date
USA	16	Filed	76092242	19/07/2000

16) PRINTED EDUCATIONAL MATERIALS, NAMELY BROCHURES, PAMPHLETS, AND BOOKLETS CONCERNING RESPIRATORY TRACT INFECTIONS AND TREATMENTS THEREOF

USA	5	Filed	76092240	19/07/2000

5) PHARMACEUTICALS, NAMELY ANTIBIOTICS
FACTIVE.COM
FACTIVE.ORG
FACTIVE.NET
FACTIVE.BIZ
FACTIVE.INFO

Schedule 9.6
DNA Nanobinder Compounds
DNA nanobinder compounds are compounds that [***]. DNA nanobinder compounds include, but are not limited to, compounds covered by one or more of the following GS patent applications
US Patent Application No. 09/808,729, filed March 14, 2001 (PCT equivalent PCT/US 01/08252, filed March 14, 2001). [GS ref. GSFT005]
US Patent Application No. 10/165856, filed June 6, 2002 (PCT equivalent PCT/US 02/17952, filed June 6, 2002). [GS ref. GSFT007]
US Patent Application No. 10/132,887, filed April 24, 2002 (PCT equivalent PCT/US 02/13199, filed Apr. 24, 2002). [GS ref. GSFT009]
[***]
US Patent Application No. 10/165,433, filed June 6, 2002 (PCT equivalent PCT/US 02/17953, filed June 6, 2002). [GS ref. GSFT011]
US Patent Application No. 10/165,857, filed June 6, 2002 (PCT equivalent PCT/US 02/17954, filed June 6, 2002). [GS ref. GSFT012]
US Patent Application No. 10/165764, filed June 6, 2002 (PCT equivalent PCT/US 02/17951, filed June 6, 2002). [GS ref. GSFT013]
[***]
[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LICENSE AND OPTION AGREEMENT
     THIS AMENDMENT NO. 1 TO LICENSE AND OPTION AGREEMENT (the “Amendment”) is made and entered into this 21st day of November, 2002 (the “Effective Date”) by and between GENESOFT PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 7300 Shoreline Court, South San Francisco, CA, USA 94080 (“GS”) and LG LIFE SCIENCES, LTD., a corporation organized under the laws of the Republic of Korea having its principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea (“LGLS”). LGLS and GS may be referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS:
LGLS and GS entered into the License and Option Agreement on October 22, 2002 (“License”).
The Parties have identified several typographical errors in Section 8.3 of the License.
The Parties seek to amend Section 8.3 to reflect the original intent of the Parties.
NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Parties agree as follows:
AMENDMENT
1. The Parties agree to delete Section 8.3 in its entirety and to replace it with the revised Section 8.3 set forth below:
Infringement. If either Party learns of an infringement or threatened infringement of the LGLS Patents or GLAXO Patents in the Territory in the Field it shall promptly notify the other Party and shall provide the latter Party with all information reasonably available to the notifying Party evidencing such infringement or threatened infringement. Thereafter, the Parties shall in good faith consult and cooperate in abating such infringement or threatened infringement.
GS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action for abatement of the infringement or threatened infringement of the LGLS or GLAXO Patents in the Territory and in the Field, at GS’s sole expense. If GS requests LGLS to join GS as a party in such suit or action, LGLS shall execute all papers and perform such other acts as may be reasonably requested by GS, at GS’s expense. LGLS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by GS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance (the “Net Recovery”) shall be for the sole benefit of GS. The Net Recovery shall be considered “Net Sales” with respect to the calendar quarter in which payment to GS was received, and royalties shall accordingly be paid on the amount of the Net Recovery exclusively at the rate(s) specified in Section 10.3, below. The Net Recovery shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestones 3 and 4 and in Section 10.2, below.
     If GS fails to initiate suit or action within 90 days after first notice of infringement or threatened infringement of the LGLS Patents or the GLAXO Patents, or if having initiated such suit or action it thereafter diligently fails to prosecute such suit or action, LGLS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action for abatement of the infringement or threatened infringement, at LGLS’s sole expense. If LGLS requests GS to join LGLS as a party in such suit or action, GS shall execute all papers and perform such other acts as may be reasonably requested by LGLS, at LGLS’s expense. GS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by LGLS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance shall be divided equally between the Parties. The amount of any recovery, net of the amounts necessary to reimburse the Parties as provided above shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestones 3 and 4 and in Section 10.2, below. If such recovery is apportioned by the court such that portions thereof are attributed to infringing activity in different calendar years, or if such apportionment of the recovery can otherwise be readily ascertained, then such apportionment shall govern as to the calendar year(s) in which Net Sales shall be deemed to have occurred for purposes of such Milestones. Otherwise, the amount of such recovery shall be apportioned equally over the number of calendar years in which infringement was found to have occurred (or in the event of a settlement, over the number of calendar years in which it was alleged to have occurred).
2. Except as is expressly provided herein, the License shall remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by the proper officers as of the Effective Date.

GENESOFT PHARMACEUTICALS, INC.		LG LIFE SCIENCES, LTD.

By:	/s/ David B. Singer	By:	/s/ Soon-Jae Park

Its:	CEO	Its:	Vice President

AMENDMENT NO. 2 TO THE
LICENSE AND OPTION AGREEMENT
     THIS AMENDMENT NO. 2 TO THE LICENSE AND OPTION AGREEMENT (“Amendment”) is made and entered into as of December 6, 2002, by and among GeneSoft Pharmaceuticals, Inc., a Delaware corporation (the “GS”), and LG Life Sciences, Ltd., a corporation organized under the laws of the Republic of Korea (“LGLS”). Capitalized terms not otherwise defined in this Amendment shall have the meaning given them in that certain License and Option Agreement by and among GS and LGLS dated as of October 22, 2002 (the “Agreement”).
RECITALS
     WHEREAS, each of GS and LGLS deem it advisable to enter into this Amendment to amend certain of the payment obligations under the Agreement;
     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GS and LGLS hereby agree as follows:
     1. Section 10.1 of the Agreement shall be amended and restated in its entirely to read as follows:
     “License Fee. Within 45 days following the Effective Date GS shall: (i) pay to LGLS a non-refundable license fee of $2.5 million, (ii) issue to LGLS a promissory note with a principal amount of three million dollars ($3,000,000) in the form attached hereto as Exhibit A (the “Note”) and (iii) deliver to LGLS 4,749,659 fully-paid up and non-assessable shares of GS common stock (the “Shares”). GS represents and warrants that the Shares represent 14.0 percent of the total equity of GS on October 22, 2002, calculated on a fully diluted basis. The rights and further characteristics of the Shares (including, without limitation, certain anti-dilution rights) are as set forth in the Stock Purchase Agreement and related documents attached hereto as Schedule 10.1.”
     2. Section 13.2 of the Agreement shall be amended and restated in its entirety to read as follows:
     “Termination for Material Breach. Subject to the last sentence of this Section 13.2, if either Party materially breaches this Agreement at any time, which breach is not cured within 30 days of notice thereof from the non-breaching Party, the non-breaching Party shall have the right to terminate this Agreement on notice to the Party in breach following the expiration of such cure period; provided, however, that if the Party alleged to be in breach shall have invoked the dispute resolution mechanism of Article 15 prior to the expiration of such cure period then termination shall not be effective until the sooner of abandonment of such proceedings by the Party alleged to be in breach or completion of the dispute resolution proceedings and a non-appealable finding in arbitration in favor of the non-breaching Party. Notwithstanding the foregoing, if GS fails to make any payment of principal and interest required by the terms of the Note on the date on which such payment is due, which failure (a “Payment Failure”) is not cured within 2 business days of notice thereof from LGLS, LGLS shall have the right to terminate this Agreement on notice to GS following the expiration of such cure period and GS shall have no right to invoke the dispute resolution mechanism set forth in Article 15 hereof with regard to or in connection with such Payment Failure.”
     3. Section 15.1 of the Agreement shall be amended and restated in its entirety to read as follows:
     “Disputes. Except as set forth in Section 13.2 above, as amended, all disputes arising between the Parties hereunder or with respect to this Agreement shall be resolved solely as provided in this Article 15. Any such dispute that the Parties are unable to resolve directly may be referred by either Party to the Steering Committee for resolution. If the Steering Committee is unable to resolve such dispute within 30 days after referral, either Party may, on notice to the other, have such dispute referred to the CEOs of LGLS and GS for attempted resolution by good faith negotiation. If such individuals are unable to resolve such dispute within 30 days after referral, then either Party may thereafter seek to resolve the dispute through arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such rules, in English. The place of arbitration shall be London, England.”
     4. This Amendment shall be governed by and construed under the substantive laws of the State of California, without regard to conflicts of law principles.
     5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6. This Amendment, when executed by GS and LGLS, shall be binding upon each of GS and LGLS and each of their successors and assigns.
     7. The Agreement and this Amendment and the documents referred to therein and herein constitute the entire agreement between the parties hereto pertaining to the subject matter thereof and hereof.
     8. Except as modified hereby, all other terms and provisions of the Agreement are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

GENESOFT PHARMACEUTICALS, INC.
	By:	/s/ David B. Singer
	Name:	David B. Singer
	Title:	Chairman and CEO

Address:	7300 Shoreline Court South San Francisco, CA, USA 94080 LG LIFE SCIENCES, LTD.
	By:	/s/ Heung Joon Yang
	Name:	Heung Joon Yang
	Title:	President and CEO

Address:	LG Twin Tower 20 yoido-dong, Youngdungopo-gu Seoul, 150-721, Republic of Korea

AMENDMENT NO. 3 TO LICENSE & OPTION AGREEMENT
     THIS AMENDMENT NO. 3 TO LICENSE & OPTION AGREEMENT (“the Amendment”) is made and entered into this 16th day of October, 2003 (the “Amendment Effective Date”) by and between GENESOFT PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 7300 Shoreline Court, South San Francisco, CA, USA 94080 (“GS”) and LG LIFE SCIENCES, LTD., a corporation organized under the laws of the Republic of Korea, having its principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea (“LGLS”). LGLS and GS may be referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS:
LGLS and GS entered into the License and Option Agreement on October 22, 2002 (“License Effective Date”) and amended said License and Option Agreement by Amendment No. 1 thereto on November 21, 2002 and Amendment No. 2 thereto on December 6, 2002 (as amended, the “License”);
The License sets forth the terms by which LGLS grants to GS the sole and exclusive license to use, import, package, sell, and offer for sale Products within the Field in the Territory, and the exclusive right to use the Trademarks in the Territory in conjunction with the use or sale of the Products;
The License further sets forth the terms by which LGLS agrees to supply to GS Final Product or Active Pharmaceutical Ingredient (“API”); and
The Parties now seek to amend the License to conform its terms to the terms by which Final Product is to be supplied to LGLS under the supply agreement entered into between LGLS and SB PHARMCO PUERTO RICO, INC. and its affiliates (“GLAXO” or “GSK Supply Agreement”) on February 26, 2003 and to revise certain other terms set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties agree as follows:
1. Section 1.13 shall be deleted in its entirety and replaced with the following revised paragraph:
     “Fully Burdened Cost of Manufacture” means: [***].

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

1

2. Section 1.32 shall be revised to define “Product” as follows:
     “Product” means any compound containing Gemifloxacin as an active ingredient, including API and Final Product.
3. A new Section 1.39 shall be inserted to define “Obsolete Materials” as follows:
     “Obsolete Materials” mean any Materials ordered at the request of GS that will become obsolete as a result of (i) the expiration or termination of the GSK Supply Agreement or (ii) changes in Final Product Specifications and/or the changes in labeling and packaging.
4. A new Section 1.40 shall be inserted to define “Materials” as follows:
     “Materials” mean all material except API used in the manufacture, storage, and shipment of Final Products.
5. A new Section 1.41 shall be inserted to define “Long Lead Time Materials” as follows:
     “Long Lead Time Materials” means [***].
6. A new Section 1.42 shall be inserted, which defines “Second Source Supplier” as follows:
     “Second Source Supplier” means a contract manufacturer, which is retained to produce API in the event of an interruption to LGLS’s supply, and which has an existing manufacturing plant suitable for the production of API.
7. A new Section 1.43 shall be inserted, which defines “Adverse Event” as follows:
     “Adverse Event” shall have the meaning ascribed to the term “adverse drug experience” by the FDA in 21 CFR 310.305(b).
8. A new Section 1.44 shall be inserted, which defines “Serious Adverse Event” as follows:
     “Serious Adverse Event” shall have the meaning ascribed to the term “serious adverse drug experience” by the FDA in 21 CFR 310.305(b).

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2

9. A new Section 1.45 shall be inserted to define “Non-Commercial Use” as follows:
     “Non-Commercial Use” means any use of a Product by GS, which is non-commercial in nature, including but not limited to the distribution of samples, use in clinical trials, pre-Launch compassionate use, and any other use from which GS derives no direct commercial benefit.
10. Section 5.1 shall be deleted in its entirety and replaced with the following revised text:
     5.1 General.
          (a) Intent of the Parties. The intent of the Parties is that:
     (i) between the Effective Date and until the expiration or termination of the GSK Supply Agreement, (including any renewal periods thereof, the “Initial Period”), LGLS shall supply to GS, and GS shall exclusively purchase from LGLS, all of GS’s requirements of Final Product according to the Final Product Specifications, and
     (ii) following the expiration or termination of the Initial Period and until the expiration or termination of this Agreement (“Remaining Period”), LGLS shall supply to GS, and GS shall exclusively purchase from LGLS, all of GS’s requirements of API in bulk form according to the API Specifications.
          (b) Terms and Conditions. The terms and conditions by which LGLS shall supply GS and GS shall purchase from LGLS Final Product or API, as applicable, pursuant to Section 5.1(a) are set forth in this Article 5.
          (c) Manufacturing Site Change.
     (i) Prior to the expiration or termination of the Initial Period, GS shall
          (A) select and contract with a Third Party to conduct final finish and fill operations at a facility operated by such Third Party during the Remaining Period to produce Final Product from API supplied by LGLS pursuant to Section 5.l(a)(ii); provided, however, that GS shall have no liability to LGLS for costs or damages resulting from the performance or failure of performance by such Third Party, except to the extent that such costs or damages result from the negligence or willful misconduct of GS, and the agreement with such Third Party shall contain provisions, enforceable by LGLS as a third party beneficiary, pursuant to which such Third Party agrees to indemnify and hold LGLS harmless from and against claims made against LGLS as a result of the negligence or willful misconduct of such Third Party; and
          (B) obtain all necessary Regulatory Approvals for the engagement of such Third Party to so produce such Final Product.

3

     (ii) The commencement of such finish and fill operations at such facility operated by such Third Party in accordance with such Regulatory Approvals so obtained is referred to in this Amendment as the “Manufacturing Site Change”.
     (iii) Within thirty (30) days (the “Plan Preparation Period”) following the execution of this Amendment, GS shall, subject to the approval of LGLS, which approval shall not be unreasonably withheld, complete the preparation of a plan (as so completed and approved, the “Manufacturing Site Change Plan”) for effecting the Manufacturing Site Change and obtaining the Regulatory Approvals for doing so. Promptly following the Plan Preparation Period, GS shall begin implementation of the Manufacturing Site Change Plan. Until such time as the Manufacturing Site Change occurs, GS shall advise LGLS in writing no less frequently than once per month as to the status of the implementation of the Manufacturing Site Change Plan.
     (iv) GS shall use [***] to cause the Manufacturing Site Change to occur on or before the date of expiration or termination of the Initial Period, and LGLS shall provide such assistance as GS reasonably requests to cause such Manufacturing Site Change to so occur.
          (d) Assured Inventory Levels.
          If, at any time during the Initial Period, GS and LGLS mutually agree in their reasonable discretion that it is unlikely that the Manufacturing Site Change will occur on or before the date of expiration or termination of the Initial Period and/or that the actual capacity of the facility contemplated by the Manufacturing Site Change will be less than its rated capacity and/or that the delivery times of Final Product from such contemplated facility will not be in accordance with the scheduled delivery times previously agreed by GS and LGLS, and that a shortage of Final Product inventory will thereby occur in respect of projected sales of Final Product following such date as set forth in GS’s then most recent forecast (the amount of such shortage as initially forecasted and adjusted from time to time in accordance with the procedures set forth below being the “Missed Manufacturing Site Change Shortage”), then LGLS shall use commercially reasonable efforts to undertake any combination of the following actions in order to avoid any such shortage:
     (i) (A) negotiate with GLAXO to extend the term of the GSK Supply Agreement and (B) so extend such term, provided that if such term is so extended, then the Initial Period shall be extended for the same length of time as the GSK Supply Agreement is so extended,

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

4

     (ii) (A) cause GLAXO to increase its production of Finished Product during the Initial Period by the amount of the Missed Manufacturing Site Change Shortage and (B) require GS to purchase such Missed Manufacturing Site Change Shortage according to the terms and conditions of this Article 5.
     The Missed Manufacturing Site Change Shortage shall be initially calculated before June 30, 2004 by forecasting the combined influence of the anticipated delay or supply shortfall and other related factors agreed to by the parties. Thereafter, the Missed Manufacturing Site Change Shortage shall be adjusted from time to time as LGLS and GS may agree to account for the actual experience with such factors through the passage of time and revisions to the initial assumptions of the Parties regarding the extent and duration of the problem.
11. Section 5.2 shall be deleted in its entirety and replaced with the following:
     Supply Price.
     (i) The supply price for Final Product provided by LGLS to GS during the Initial Period until June 30, 2004, shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacture for Final Product supplied thereunder, which shall [***] $[***] per finished tablet, [***] $[***] per finished tablet. Final Product provided by LGLS to GS for Non-Commercial Use shall be [***] provided, however, that the prices of Final Product shall [***] per finished tablet [***].
     (ii) The supply price for Final Product provided by LGLS to GS, following June 30, 2004 and the expiration or termination of any renewal or extension periods to the GSK Agreement, shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacture for Final Product supplied thereunder, which shall [***] $[***] per finished tablet, [***]. The supply price for Final Product provided by LGLS to GS for Non-Commercial Use shall be [***].
     (iii) The supply price for API provided by LGLS to GS during the Remaining Period, shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacture for API supplied thereunder, which shall in no event [***] $[***] per kg [***] $[***] per kg. In addition, (i) if GS purchases more than [***] kg of API in any calendar year, the $[***] supply price shall be reduced by $[***] per kg for each additional [***] kg of API purchased in such year in excess of [***] kg, and (ii) the bulk supply price (including the [***]price) shall be renegotiated in good faith in the event that GS purchases more than [***] kg of API in any 12 month period. In the event that there is an interruption in LGLS’s supply of API for any reason, which continues uncured for more than [***], then GS shall have the right to procure an alternative source of supply for the duration of the interruption (“Second Source”). Notwithstanding the foregoing, GS shall only have the right to procure a Second Source in the event that the interruption arises with respect to a supply order quantity, which is less than or equal to [***] percent of the quantity anticipated by GS in the most recently updated forecast, immediately preceding the submission of the supply order. LGLS shall have the opportunity to resume its

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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supply of API upon the elimination or resolution of the events causing the interruption; provided that, however, LGLS shall not resume its role as the exclusive supplier until GS is able to negotiate a termination of its purchase obligations with the Second Source Supplier. LGLS shall be responsible for any expenses incurred in excess of the price set forth herein, including any expenses related to the termination of any agreement with the Second Source Supplier; provided, however, that LGLS shall not be responsible for such excess expenses to the extent that such interruption is due to the negligence or willful malfeasance of GS.
12. Section 5.4 shall be deleted in its entirety and replaced with the following:
     Specifications.
     5.4.1 LGLS warrants that the Final Product it supplies hereunder during the Initial Period shall meet the Final Product Specifications, and shall have been manufactured in accordance with all applicable laws and regulations including, without limitation, then-current Good Manufacturing Practice (“cGMP”) standards. LGLS further warrants that the API comprising Final Product supplied hereunder and the API supplied hereunder in bulk form shall meet the API Specifications.
     5.4.2 If, during the Initial Period, GS requests LGLS to make changes to the Final Product Specifications or the labeling and packaging, then LGLS shall initiate such changes and GS shall be responsible for the costs incurred by LGLS in making such change, including without limitation, the cost of any change requested in order to maintain the Specifications or packaging and labeling in conformity with the Final Product’s drug application filed with the FDA, applicable cGMPs, and applicable regulatory acts or legal requirements (including, without limitation, with respect to any of the materials used in the Final Product), not generally applicable to the manufacture of pharmaceutical products or types of dosage forms (e.g., blister packs or sterile vials). GS retains the right and responsibility for Regulatory Approvals of the Final Product Specifications.
     5.4.3 During the Initial Period, GS shall provide to LGLS, at GS’s sole cost and expense, camera-ready artwork for the Final Product Specifications as approved for each market, relating to graphics. GS shall bear all artwork costs and expenses incurred as a result of any revision to the Final Product Specifications.
     5.4.4 During the Initial Period, GS shall pay for Obsolete Materials in the amount of [***]; provided, however, that to the extent that such Obsolete Materials are solely attributable to LGLS’s ordering quantities of materials in excess of quantities necessary to fulfill volumes projected in the Nonbinding Forecast, GS shall not be required to pay for such Obsolete Materials.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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13. Section 5.5 shall be deleted in its entirety and replaced with the following paragraphs set forth below:
     Purchase Order and Forecasting.
     5.5.1 During the Initial Period, GS shall provide to LGLS a nonbinding projection of [***] of the anticipated volumes of each Final Product for each market to be ordered by GS pursuant to Section 5.5.3 below. GS shall provide such projections to LGLS on [***] during the Initial Period; provided that GS shall provide to LGLS the first such report no later than the execution of this Amendment No. 3.
     5.5.2 On or before March 1, 2003, GS shall place a firm order for the amount of Final Product produced to Final Product Specifications which incorporates [***] of API. With GS’s permission, LGLS may request that GLAXO order Long Lead Time Materials to fulfill such firm order, subject to GS obtaining any required Regulatory Approval from the FDA. LGLS shall have no responsibility for lost Long Lead Time Materials due to FDA delays or requirements, and GS shall pay for such Long Lead Time Materials regardless of any FDA delay or requirement relating to the Final Product.
     5.5.3 All subsequent supply orders for the delivery of Final Product, submitted prior to the expiration or termination of Initial Period, shall specify the aggregate volumes of Final Product ordered for each market and the delivery date, and each such supply order shall be submitted to LGLS not less than [***] prior to the delivery date on which GS has requested shipment pursuant to such supply order; provided that, however, in the event that GS purchases long lead time materials (as defined in Article I and Section 2.4(c) of the GSK Supply Agreement), then such supply orders shall be submitted to LGLS not less than [***] prior to the requested delivery date for each such supply order. GS shall submit [***] supply orders for the aggregate Final Product volumes for each market, which volumes shall be equivalent to the minimum order quantity for each Final Product in a particular market. The minimum order quantity shall be [***].
     5.5.4 LGLS shall not be obligated to produce more than [***] of Final Product (totaling approximately [***] tablets) in 2003, unless on or before [***], GS submits an additional supply order for Final Product to be manufactured in 2003, for delivery on or before [***]. Such order shall be for [***] of Final Product.
     5.5.5 Upon the commencement of the Remaining Period, GS shall provide to LGLS a non-binding forecast of the quantities of API to be manufactured during the [***] period. This forecast shall be updated by GS on or before [***] of each [***] for the following [***]. Within [***] after the receipt of such forecast, LGLS shall provide to GS a good faith non-binding forecast of the Fully Burdened Cost of Manufacture of the supply of API forecasted by GS for the [***].

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     5.5.6 Notwithstanding the foregoing, GS shall use [***] to provide LGLS with supply orders for the delivery of Final Product or, upon the commencement of the Remaining Period, API, within the following dates:
     In [***], GS shall provide its supply orders for delivery during the [***];
     In [***], GS shall provide its supply orders for delivery during the [***];
     In [***], GS shall provide its supply orders for delivery during the [***]; and
     In [***], GS shall provide its supply orders for delivery during the [***].
     GS shall issue each supply order to LGLS at least [***] prior to the delivery date on which GS has requested LGLS to ship pursuant to each such supply order.
14. Section 5.6 shall be deleted in its entirety and replaced with the following paragraph:
     Delivery.
     5.6.1 During the Initial Period, all Final Product shall be shipped FCA GLAXO’s manufacturing facility located at Road 172 Km 9.1, Bo. Certenejas, Cidra, Puerto Rico (as defined in the INCOTERMS, 2000 edition, published by the International Chamber of Commerce, ICC Publication 560), except with regard to title and risk of loss. LGLS shall arrange for pickup from the facility by a freight forwarder, and title and risk of loss with respect to Final Product shall pass to GS upon pick up of the Final Product by the carrier or freight forwarder at the facility. LGLS agrees, in accordance with GS’s reasonable written instructions, to arrange for shipping and insurance to such locations as are requested by GS, at the expense of GS. During the Remaining Period, the Parties agree that API shall be shipped Ex Works (“EXW”), as such term is defined in INCOTERMS 2000, in which case, title and all risks of loss or damage to the API shall remain with LGLS until the API is delivered to the carrier for shipment at the EXW point, at which time title and all risks of loss or damage shall transfer to GS. During the term of this Agreement, GS shall promptly reimburse LGLS for the cost of any duties incurred in conjunction with the delivery of the Final Product, and any insurance purchased at the request of GS to cover any risks of loss to GS arising from shipment.
     5.6.2 The initial supply order for Final Product shall be delivered by August 30, 2003, and the delivery date for all subsequent supply orders shall be the later to occur of (a) the date set forth in the applicable supply order, or (b) the date that is [***] after LGLS’s receipt of the applicable supply order; provided that, however, the delivery of Product purchased under the initial Product supply order shall be contingent upon (i) preliminary indication of artwork and NDC number for GS on or before April 4, 2003, (ii) LGLS obtaining NDA approval for the Product from the FDA on or before July 1, 2003; and (iii) GS delivering final artwork specifications to LGLS on or before July 1, 2003. In the event of any delays regarding the delivery of the initial Product supply order, which arise as a result of the failure to meet any of

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the foregoing contingencies, LGLS shall not be obligated to deliver the initial Product purchase order until November 15, 2003. Products shall be delivered in the volumes set forth on the applicable supply order, plus or minus [***] due to normal production variances and waste.
     5.6.3 GS shall pay and otherwise be responsible for all applicable sales taxes in connection with any payment made by GS related to Final Product and/or API by LGLS pursuant to this Agreement.
15. Sections 5.7.1, 5.7.2, 5.7.3, and 5.8.2 shall be amended to insert “or API Specifications, as applicable” immediately following the words “Final Product Specifications, as applicable to whether Final Product or API is being sold.”
16. Sections 5.9.1 and 5.9.2 shall be deleted in their entirety.
17. Section 5.9.3 shall be amended to delete both references “to GS’s premises.”
18. Section 5.9.4 shall be amended to delete “pursuant to this Article 5” and to replace it with the phrase “pursuant to Section 5.5.2 and delivered to GS pursuant to Section 5.6.2.”
19. A new Section 5.9.5 shall be added, which shall state as follows:
     During the Initial Period, on or before March 15, 2004, LGLS shall provide to GS an accounting and reconciliation statement, showing the difference between LGLS’s actual cost of manufacture and supply of the Final Product and the estimated cost invoiced and paid by GS for such manufacture and supply during the period beginning on the Effective Date and continuing until December 31, 2003. In the event that LGLS’s actual cost for such manufacture and supply exceeds the cost paid by GS during such period, LGLS shall invoice GS for the difference in cost, and GS shall pay such invoice within [***] after receipt thereof. In the event that the cost paid by GS for such manufacture and supply during such period exceeds LGLS’s actual cost, LGLS shall credit GS for such difference and apply such credit toward future costs. LGLS shall provide a similar accounting and reconciliation statement within [***] following the expiration or termination of the Initial Period for the period beginning January 1, 2004 and ending on the date of the expiration or termination of the Initial Period, and LGLS shall invoice or reimburse GS for any difference in costs, accordingly. Upon the reasonable request of GS within [***] following GS’s receipt of an accounting and reconciliation statement under this Section 5.9.5, LGLS shall allow GS to review LGLS’s documentation to support the accounting and reconciliation statement. Notwithstanding the foregoing, any reconciliation of costs by GS under this Section 5.9.5 shall be subject to the terms and conditions of this Agreement, including Section 5.2
20. Section 5.10 shall be deleted and revised as follows:
     Release Certificate. LGLS shall provide to GS with each delivery of Final Product or API a Release Certificate, a Certificate of Analysis, and a Certificate of Compliance signed by a

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responsible person duly authorized by LGLS or GLAXO to certify the quality of Final Product or API delivered, each in a form reasonably acceptable to GS. The Release Certificate shall, inter alia, state that the results of the agreed upon testing procedures are in compliance with the Final Product or API Specifications as well as any additional applicable requirements of Regulatory Authorities. Without limiting the foregoing, unless expressly agreed by the Parties all Final Products or API supplied hereunder shall meet all release criteria established by the FDA or EMEA with respect to such Final Product or API.
21. Section 5.11 shall be revised to replace the term “Final Product” with the term “API.”
22. A new Section 5.13 shall be added, along with a new Schedule 10.2 attached hereto, which shall state as follows:
     Quality. The Parties have agreed to adopt certain manufacture and control procedures for API Production, which are set forth in Schedule 10.2 attached hereto.
23. A new Section 7.1.3 shall be added to state as follows:
     During the Initial Period and prior to the release of Final Products, LGLS shall ensure that the Final Product is tested in accordance with the testing procedures outlined in the Specifications and shall provide to GS a Certificate of Analysis and batch summary for each batch of the Final Products.
24. Section 7.4 shall be amended to add to the end of the paragraph the following:
     Upon receipt of any information from GLAXO regarding an Adverse Event, LGLS shall provide, or cause GLAXO to provide, written notice to GS of the occurrence of the Adverse Event as soon as possible, but (i) no later than twenty-four (24) hours following its receipt of information concerning a possible Serious Adverse Event and (ii) no later than forty-eight (48) hours following its receipt of information of a possible Adverse Event that is not a Serious Adverse Event.
25. Section 7.5.5 shall be amended to add the following:
     LGLS shall further have the obligation to immediately notify GLAXO of the recall, and to cause GLAXO to cooperate with LGLS and GS in administering the recall as the Parties require.
26. A new Section 7.7 shall be inserted, which states the following:
     Deviation Reports. If during the manufacture or other handling of a Final Product by GLAXO, (i) the process or analytical limits vary from the typical or established report ranges, release guidelines, or release limits, (ii) Specifications or cGMPs were not followed in the production of the Products, or (iii) the Products fail to conform to Specifications, then LGLS shall provide to GS, or cause GLAXO to provide to GS, the written report detailing such deviation (“Deviation Report”) prepared by GLAXO, along with all supporting documentation. The Deviation Report shall be attached to, and shall accompany, copies of all relevant batch records. Any batch or shipment of Final Product that is the subject of a nonconformity or a

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Deviation Report shall not be shipped to GS, unless otherwise directed by GS, or, if such Final Product was shipped and is held in stock by GS, then it shall be given a “Hold” or “Unpassed” status and shall not be released into the passed inventory of GS until GS has completed any investigations related to such Products and approved the disposition of the Final Product. GS shall provide written instructions to LGLS regarding the destruction of any nonconforming Final Products. The cost of destruction and the replacement cost of Final Product [***].
27. A new Section 7.8 shall be inserted, which states the following:
     Product Complaint. LGLS shall provide, or cause GLAXO to provide prompt written notification to GS of, any complaints of which GLAXO becomes aware relating to any Final Product, including, without limitation, those complaints which implicate GLAXO’s manufacturing or other processes.
28. A new Section 7.9 shall be inserted, which states the following:
     Regulatory Inspections. During the period that any Glaxo facility is engaged in the manufacture, packaging, generation, storage, testing, treatment, holding, transportation, distribution, release, or other handling or receiving of Final Product distributed or to be distributed by GS and LGLS is notified that any such Final Product or facility will be subject to inspection, LGLS shall promptly advise, or cause GLAXO to advise, GS of such inspection.
29. A new Section 7.10 shall be inserted which states the following:
     Audit and Inspection. During the period that any Glaxo facility is engaged in the manufacture, packaging, generation, storage, testing, treatment, holding, transportation, distribution, release, or other handling or receiving of Final Products distributed or to be distributed by GS, in the event of an Adverse Event associated with any Final Product or any proposed or actual inspection by the FDA or other governmental body of such Glaxo facility, or upon request by GS reasonably related to compliance by such Glaxo facility with applicable cGMP standards, LGLS shall promptly arrange for an audit and inspection of the portions of such GLAXO facility or facilities. All audits shall be conducted by an independent third party, who is selected by LGLS upon the prior written approval of GS, and copies of all audit results shall be provided to GS, which results shall be treated as GLAXO confidential information, pursuant to the Confidential Disclosure Agreement, dated January 24, 2003 and entered into between GLAXO and GS. GS shall be responsible for the cost of all audits conducted as a result of a GS request; provided, however, if the audit reveals any items of material non-compliance with applicable cGMP standards which is found to have caused such Adverse Event, then LGLS shall be responsible for the payment of all costs of such audit.
30. A new Section 7.11 shall be inserted, along with a new Schedule 10.3 attached hereto, which shall state as follows:

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     FDA Guaranty. LGLS has provided to GS a guaranty, attached hereto as Schedule 10.3, that the Products supplied to GS shall not be adulterated or misbranded as of the date of shipment or delivery so as to thereby not be in compliance with the Federal Food, Drug, and Cosmetic Act.
31. The phrase “Notwithstanding Section 8.1 hereinabove” should be inserted at the beginning of Section 8.2.
32. Sections 8.3, 8.4 and 8.5 shall be deleted and revised as follows:
     8.3 Infringement or Misappropriation of Intellectual Property Rights. If either Party learns of an infringement or threatened infringement of the LGLS Patents or GLAXO Patents, or of a misappropriation of LGLS Know-How, GLAXO Know-How or GS Know-How, in any state or country of the Territory in which exists a colorable cause of action for infringement, including patent infringement or provisional rights, or for misappropriation of trade secrets, it the Party first learning of or discovering the alleged infringement or misappropriation shall promptly notify the other Party in writing and shall provide the other Party with all information reasonably available to the notifying Party evidencing such infringement or threatened infringement, or of such misappropriation. Upon such notice, the parties shall in good faith consult in an effort to determine whether a reasonably prudent owner or licensee of intellectual property would institute litigation to enforce the rights at issue in light of all relevant business, economic, and legal factors (including the projected cost of litigation, the likelihood of success on the merits, the probable amount of any damage award, the prospects for satisfaction of any judgment against the alleged infringer or other potential defendant, the possibility of counterclaims against LGLS or GS, the diversion of LGLS’s or GS’s human and economic resources, the impact of any possible adverse outcome on LGLS or GS and the effect any publicity might have on LGLS’s or GS’s respective reputations and goodwill).
     If GS has standing, GS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action, or commence settlement negotiations with an alleged infringer, or other potential defendant, for abatement of the infringement or threatened infringement of the LGLS or GLAXO Patents, or of the misappropriation of LGLS Know-How, GLAXO Know-How or GS Know-How, in any state or country of the Territory, at GS’s sole expense. If GS lacks such standing and requests LGLS to join GS as a party in such suit or action in order for GS to bring such an action, LGLS shall execute all papers and perform such other acts as may be reasonably requested by GS, at GS’s expense. LGLS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by GS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance (the “Net Recovery”) shall be for the sole benefit of GS. The Net Recovery shall be considered “Net Sales” with respect to the calendar quarter in which payment to GS was received, and royalties shall accordingly be paid on the amount of the Net Recovery exclusively at the rate(s) specified in Section 10.3, below. The Net Recovery shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestones 3 and 4 in Section 10.2, below.

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     If GS fails to initiate suit or action, or commence settlement negotiations with an alleged infringer, or other potential defendant, within 90 days after first notice of infringement or threatened infringement of the LGLS Patents or the GLAXO Patents, or of a misappropriation of LGLS Know-How, GLAXO Know-How or GS Know-How or if having initiated such suit or action it thereafter diligently fails to prosecute such suit or action, LGLS shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action for abatement of the infringement or threatened infringement, or of a misappropriation of LGLS Know-How, GLAXO Know-How or GS Know-How, at LGLS’s sole expense. If LGLS requests GS to join LGLS as a party in such suit or action, GS shall execute all papers and perform such other acts as may be reasonably requested by LGLS, at LGLS’s expense. GS shall have the right to participate in any such suit or action using independent counsel, at its sole expense. Any amount recovered by LGLS as a result of such suit or action shall first be applied to reimburse each of the Parties, pro rata, for any costs or expenses incurred in bringing, defending and maintaining any such action. The balance shall be divided equally between the Parties. The amount of any recovery, net of the amounts necessary to reimburse the Parties as provided above shall be considered “Net Sales” for purposes of calculating annual Net Sales in accordance with Milestones 3 and 4 in Section 10.2, below. If such recovery is apportioned by the court such that portions thereof are attributed to infringing activity in different calendar years, or if such apportionment of the recovery can otherwise be readily ascertained, then such apportionment shall govern as to the calendar year(s) in which Net Sales shall be deemed to have occurred for purposes of such Milestones. Otherwise, the amount of such recovery shall be apportioned equally over the number of calendar years in which infringement was found to have occurred (or in the event of a settlement, over the number of calendar years in which it was alleged to have occurred).
     8.4 Third Party Claims. In the event a Third Party asserts a cause of action concerning alleged infringement of the Third Party’s patent by a Party, or in the event a LGLS Patent or GLAXO Patent is the subject of a legal action by a Third Party seeking declaratory relief, or is subject to an interference, inter partes reexamination or an opposition proceeding instituted by a Third Party, the Parties shall confer and determine whether to defend and how best to control the defense of any such Third Party action. If the Parties disagree whether a defense should be undertaken, then the party desiring to defend the action or proceeding, if such party has standing, may proceed with such defense, but shall be under no obligation to do so, and shall pay its own expenses. In the event the Parties agree that the Third Party action should be defended, such defense shall be controlled by GS with respect to the Territory and by LGLS with respect to outside of the Territory. In each such case, the other Party, if it has standing, shall have the right, at its own expense, to participate in such defense, and to be represented in any such Third Party action by counsel of its choice at its sole discretion. With respect to any such Third Party action, the Party entitled to control defense shall also have the right to control settlement of such Third Party action; provided, however, that no settlement shall be entered into without the written consent of the other Party, which consent shall not be withheld unreasonably. In any event, the Party first obtaining knowledge of such Third Party action shall immediately provide the other Party written notice of such and the related facts in reasonable detail, and the Party involved in defending any such Third Party action or proceeding, shall keep the other Party reasonably informed, in writing, of the progress of any such proceeding.

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     8.5 Ownership. Subject to Section 9.2, below, each Party shall have and retain sole and exclusive title to all inventions, discoveries and know-how which are made, conceived, reduced to practice or generated solely by its employees or agents in the course of or as a result of this Agreement. Each Party shall own an equal undivided interest in all such inventions, discoveries and know-how made, conceived, reduced to practice or generated jointly by the employees or agents of one Party and the employees or agents of the other Party. Notwithstanding the foregoing, inventorship of patentable inventions shall be in accordance with applicable patent law, and ownership of such patentable inventions shall be determined consistent with applicable law concerning inventorship and inventors’ obligation to assign.
          8.5.1 Patent Filings for Joint Inventions. The Parties as joint owners of any joint invention shall jointly pay for the prosecution and maintenance of all Patents directed thereto. All information disclosed to either Party under this Section 8.5.1 shall be deemed to be Confidential Information of the disclosing Party. In the event that a Party elects not to file or discontinues the prosecution or maintenance of any Patents directed to a joint invention, then the other Party may, at its expense, choose to file or continue with the cooperation of the Party choosing not to proceed. A non-electing Party shall assign the Patents on joint inventions to the other electing Party, subject to a non-exclusive, royalty-free and irrevocable license to the non-electing Party under the Patent for the life of the Patent, unless it is determined that such an assignment could endanger the patent estate of the electing Party.
          8.5.2 Further Assurances. Each party has or shall obtain appropriate written agreements from all of its respective employees and agents, without limitation and executed at or as of the commencement of employment or agency, which agreements shall require that all discoveries and inventions conceived or reduced to practice by any individual as a result of the employment or agency shall be promptly reported, fully disclosed, and assigned to the Party employing or otherwise hiring that individual. In the event a patent application is filed directed to the subject matter of the invention, any such assignment shall be promptly recorded in the appropriate patent office(s).
33. A new Section 8.6 shall be inserted which states the following:
     8.6 Covenants. In connection with any proceeding subject to Sections 8.3 or 8.4, neither Party shall enter into any agreement, settlement, or otherwise take any action that results in or constitutes an admission regarding (i) wrongdoing on the part of the other Party, or (ii) the validity, enforceability or absence of infringement of any intellectual property owned by the other Party, without the prior written consent of the affected Party. The Parties shall cooperate in good faith with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed, in writing, of all material developments in connection with any such claim, suit or proceeding.
34. Sections l0.3 and 10.4 shall be deleted and revised as follows:
     10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, commencing on the second anniversary of the first commercial sale of Product in the Territory, GS shall, subject to Sections 4.3 and 10.4 pay to LGLS royalties on Net Sales in each calendar year at the following rates:

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Annual Net Sales	Royalty Rate
on the first $100 million	[***] percent
over $100 million to $150 million	[***] percent
over $150 million to $200 million	[***] percent
over $200 million	[***] percent
The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of [***] percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). During the first two years following first commercial sale of Product in the Territory, GS shall be solely responsible only for payment of the GLAXO Royalty, and all amounts so due shall be paid in accordance with Sections 10.7-10.11 below. Thereafter (i) GS shall pay royalties to LGLS at the royalty rate(s) set forth above, and (ii) LGLS shall be solely responsible for payment of the GLAXO Royalty and shall indemnify GS and hold GS harmless from and against any claims by GLAXO as a result of such use by GS of the GLAXO Patents.
     10.4 Term of Royalty Obligations. GS’s obligation to make royalty payments pursuant to Section 10.3 shall commence as provided in Section 10.3 and shall continue until the later of: (i) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in such country, and (ii) 10 years after first commercial sale of such Product in such country. Following the expiration of GS’s royalty obligations, GS shall retain a non-exclusive, royalty-free right to use, sell and offer for sale Product in the Territory, using LGLS Know-how and GLAXO Know-how licensed to GS as of the Effective Date and the exclusive right to use the Trademarks for such purposes. GS shall continue to pay to LGLS a royalty in return for such right to use the Trademark, as provided in Section 11.4, below.
35. A new Section 13.7.5 shall be inserted, which states the following:
     Obsolete Materials. Upon the end of the Initial Period, GS shall pay for Obsolete Materials in the possession of LGLS in accordance with the terms of Section 5.4.4 of this Agreement. Upon the request of GS, LGLS shall deliver such Obsolete Materials to GS and shall transfer the title to such Obsolete Materials to GS, at GS’s expense. For the removal of doubt, this Section 13.7.5 applies to Obsolete Materials upon the end of the Initial Period and Section 5.4.4 applies to Obsolete Materials during the Initial Period.
36. Section 13.9 shall be amended to include the following provisions, which shall survive upon expiration or termination of the License: Sections 7.8 and 7.9.
37. Section 14.4 shall be deleted and revised to state as follows:
     Insurance.
     14.4.1. One week prior to the first delivery of Final Product and for a period of [***] after the expiration or termination of this Agreement, each Party shall obtain, and thereafter

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15

maintain, at its sole cost and expense, product liability insurance in amounts which are reasonable and customary in the U.S. pharmaceutical industry for companies of comparable size and activities in a country or countries in the Territory in which Regulatory Approval for sale of a Product is obtained, provided that such reasonable and customary product liability insurance is available in such particular country or countries in the territory. Such product liability insurance shall insure against all liability arising as a result of activities completed or permitted under this Agreement (including, without limitation, liability for personal injury, physical injury, and property damage). The Parties expressly agree that, for the period commencing as of the Effective Date and ending as of the first anniversary of the Effective Date, the reasonable and customary amount of product liability insurance shall be construed to be as follows: primary coverage in the amount of [***]. The Parties further agree that these amounts of coverage shall be re-evaluated on an annual basis within thirty (30) days prior to the anniversary of the Effective Date, and that this Section 14.4.1 shall be amended accordingly as necessary. During the Initial Period, GLAXO shall be named as an additional insured on all policies arising under this Section 14.4.1.
     14.4.2 GS further agrees that it shall obtain and maintain during the Initial Period general liability insurance in the total coverage amounts of [***], which shall insure against bodily injury, property damage, personal injury, and advertising injury claims, which are covered under the policy. LGLS agrees that it shall obtain and maintain during the term of this Agreement general liability insurance in the minimum primary coverage amount of [***], which shall insure against bodily injury, property damage, personal injury, and advertising injury claims, which are covered under the policy. The Parties further agree that these amounts of coverage shall be re-evaluated on an annual basis within thirty (30) days prior to the anniversary of the Effective Date, and that this Section 14.4.2 shall be amended accordingly as necessary. During the Initial Period, GLAXO shall be named as an additional insured on all policies arising under this Section 14.4.2.
     14.4.3 Each Party shall provide written proof of the existence of such insurance to the other Party promptly upon request.
38. In Section 16.2, add the phrase “, acts of terrorism” after the word “war”.
     Except as is expressly provided herein, the License, along with any and all prior amendments thereto, shall remain in full force and effect.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

16

     IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by the proper officers as of the Amendment Effective Date.

GENESOFT PHARMACEUTICALS, INC.		LG LIFE SCIENCES, LTD. INC.

By:	/s/ David B. Singer	By:	/s/ Heung Joon Yang

Its:	Chairman and CEO	Its:	President and CEO

17

Schedule 10.2
Quality Agreement
OBJECTIVE OF THE AGREEMENT
This agreement covers the manufacture and control procedures for API production made by LG Life Sciences (LGLS) for Genesoft Pharmaceuticals Inc. (Genesoft). [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

18

[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]
	[***]	[***]
[***]
[***]
	[***]	[***]
[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

19

The following table defines the Quality & Technical representatives from both LGLS and Genesoft:

LGLS Representative	Genesoft Representative
Name: Mr. Yong-Jae Lee	Mr. Lewis Michaels
Title: QA Team Head, General Manager	Genesoft Pharmaceuticals, Inc.
LG Life Sciences, Ltd.	7300 Shoreline Court
Address: 601 Yongjei-dong, Iksan City	South San Francisco, CA 94080
Chunbuk-do 570-350, Korea	Tel: (650) 837-1802
Tel: 82-(0)63-830-4270 (office)	Email: lmichaels@genesoft.com
82-(0)19-484-1618 (mobile) Fax:
82-(0)63-830-4204
e-mail: yjleeb@lgls.co.kr

20

Schedule 10.3
Guaranty
     The article comprising each shipment or other delivery hereafter made by LG LIFE SCIENCES, LTD. (“LGLS”), a corporation organized and existing under the laws of the Republic of Korea, having its principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea, to, or in the order of, GENESOFT PHARMACEUTICALS, INC. (“GS”), a Delaware corporation having its principal place of business at 7300 Shoreline Court, South San Francisco, CA, USA 94080, is hereby guaranteed, as of the date of such shipment or delivery, to be, on such date, not adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act (the “Act”), as amended, and not an article which may not, under the provisions of Section 505 or of the Act, be introduced into interstate commerce.
     This Guaranty shall be governed, construed, and interpreted under the laws of the State of California, USA, without regard to conflict of laws principles, and shall not be assigned by either party except upon the prior written consent of the other party or upon the merger or acquisition of all or part of the assets of GS. This Guaranty shall be binding and inure to the benefit of the successors and permitted assigns of the Parties, and any assignment not in accordance with this Guaranty shall be void.
     This Guaranty is signed and executed on this the 27th day of February, 2003 (the “Effective Date”) and shall remain in effect until the final expiration date of the last of the unexpired Final Product, which is supplied or delivered to GS by LG, pursuant to the Supply Agreement between LGLS and SB PHARMCO PUERTO RICO, INC., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, having its principal office at Road 172, KM 9.1/Bo. Certenejas, Cidra, Puerto Rico 00739, dated as of February 26, 2003.

By:	/s/ Soon-Jae Park
Printed Name: Soon-Jae Park, Ph.D.
Title: Vice President
Address:	LG LIFE SCIENCES, LTD. LG Twin Tower 20 yoido-dong, Youngdungpo Seoul, 150-721, Republic of Korea

21

AMENDMENT NO. 4 TO LICENSE & OPTION AGREEMENT
     THIS AMENDMENT NO. 4 TO THE LICENSE & OPTION AGREEMENT (“Amendment No. 4”) is made and entered into this 31st day of March, 2005 (the “Amendment No. 4 Effective Date”) by and between Oscient Pharmaceuticals Corporation (formerly Genome Therapeutics Corporation) (“OSCIENT”), a Massachusetts corporation, having a principal place of business at 1000 Winter Street, Suite 2200, Waltham, MA 02451, and LG Life Sciences, LTD (“LGLS”), a corporation organized under the laws of the Republic of Korea, having a principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea. LGLS and OSCIENT may be referred to herein individually as a “Party” and collectively as the “Parties”.
W I T N E S S E T H
     WHEREAS, LGLS and GeneSoft Pharmaceuticals, Inc. entered into a certain License and Option Agreement dated October 22, 2002 and amended said License and Option Agreement by Amendment No. 1 dated November 21, 2002, Amendment No. 2 dated December 6, 2002 and Amendment No. 3 dated October 16, 2003 (as amended, the “License”);
     WHEREAS, GeneSoft merged into GeneSoft Pharmaceuticals, LLC (then Guardian Holdings, LLC (“Guardian”)) on February 6, 2004 and the benefits of and obligations under the License were assigned to Guardian and then, Guardian assigned all of its right, title and interest in, to and under the License to OSCIENT;
     WHEREAS, the Parties desire to amend the License.
     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. A new Section 4.3 (c) shall be added:
4.3 Co-Promotion.
(c) LGLS’s option under subsection (a) above with respect to the United States shall terminate and no longer be exercisable upon annual Net Sales in the United States reaching $[***].
2. Section 5.2 (iii) shall be deleted in its entirety and replaced with the following:
5.2 Supply Price.
     (iii) The supply price for API provided by LGLS to OSCIENT during the Remaining Period, shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacture for API supplied thereunder, which shall in no event [***] $[***] per kg [***] $[***] per kg. In addition, (i) if total purchases by OSCIENT plus any other purchasers of bulk API is greater than [***] kg in any calendar year, the $[***] supply price shall be reduced by $[***] per kg for each additional [***] kg of API purchased in excess of [***] kg in such calendar year by OSCIENT plus any other purchasers, and (ii) the bulk supply price (including the [***] price) shall be renegotiated in good faith in the event that OSCIENT purchases more

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

than [***] kg of API in any twelve (12) month period. In the event that there is an interruption in LGLS’s supply of API for any reason, which continues uncured for more than [***] days, then OSCIENT shall have the right to procure an alternative source of supply for the duration of the interruption (“Second Source Supplier”). Notwithstanding the foregoing, OSCIENT shall only have the right to procure a Second Source Supplier in the event that the interruption arises with respect to a supply order quantity, which is less than or equal to [***] percent of the quantity anticipated by OSCIENT in the most recently updated forecast, immediately preceding the submission of the supply order. LGLS shall have the opportunity to resume its supply of API upon the elimination or resolution of the events causing the interruption; provided that, however, LGLS shall not resume its role as the exclusive supplier until OSCIENT is able to negotiate a termination of its purchase obligations with the Second Source Supplier. LGLS shall be responsible for any expenses incurred in excess of the price set forth herein, including any expenses related to the termination of any agreement with the Second Source Supplier; provided, however, that LGLS shall not be responsible for such excess expenses to the extent that such interruption is due to the negligence or malfeasance of OSCIENT.
3. Section 10.2 shall be deleted in its entirety and replaced with the following:
10.2 Milestone Payments. Within 30 days after the achievement of each milestone set forth below, OSCIENT shall owe a non-refundable milestone payment to LGLS in the amount set forth below. Each milestone payment shall be due only once, notwithstanding the number of Products actually developed or commercialized by OSCIENT hereunder. Milestone Payments 2, 3 and 4, when earned by LGLS, shall be payable in two installments, the first of which shall be payable on the first day of July or the first day of January (which comes first following the date on which the milestone was earned) and the second installment due six months thereafter. All other milestone payments shall be due 30 days after the relevant milestone event.

Milestone Event	Payment
1. Upon the signing of this Amendment No. 4.		$2 million

2. Upon annual Net Sales in the United States reaching $[***].	$	[***]

3. Upon both: (i) approval for the first Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $[***].	$	[***]

4. Upon both: (i) approval for a second Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $380 million.	$	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Milestone Event	Payment
5. Upon approval of the Product for an Initial Indication in the United Kingdom.	$	[***]

6. Upon approval of the Product for an Initial Indication in the first of Italy, Germany, France, or Spain.	$	[***]
As used in this section 10.2, “IV formulation” shall mean a formulation of Product for intravenous administration.
4. Section 10.3 shall be deleted in its entirety and replaced with the following:
10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, commencing on the second anniversary of the first commercial sale of Product in the Territory, OSCIENT shall, subject to Sections 4.3 and 10.4, pay to LGLS royalties on Net Sales in each calendar year at the following rates:

Annual Net Sales	Royalty Rate
On the first $100 million	[***] percent
Over $100 million to $150 million	[***] percent
Over $150 million to $200 million	[***] percent
Over $200 million to $300 million	[***] percent
Over $300 million	[***] percent
The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of [***] percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). During the first two years following first commercial sale of Product in the Territory, OSCIENT shall be solely responsible only for payment of the GLAXO Royalty, and all amounts so due shall be paid in accordance with Sections 10.7 through 10.11 below. Thereafter (i) OSCIENT shall pay royalties to LGLS at the royalty rate(s) set forth above, and (ii) LGLS shall be solely responsible for payment of the GLAXO Royalty and shall indemnify OSCIENT and hold OSCIENT harmless from and against any claims by GLAXO as a result of such use by OSCIENT of the GLAXO Patents.
     Except as is expressly provided herein the License shall remain in full force and effect.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers on the Execution Date.

OSCIENT PHARMACEUTICALS CORPORATION		LG LIFE SCIENCES LTD.

By:	/s/ Steven M. Rauscher	By:	/s/ Heung Joon Yang

Name:	Steven M. Rauscher	Name:	Heung Joon Yang, Ph.D.
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

Date:	3/31/05	Date:	31/3/05

AMENDMENT No. 5 TO LICENSE & OPTION AGREEMENT
     THIS AMENDMENT No. 5 TO THE LICENSE & OPTION AGREEMENT (“Amendment No. 5”) is made and entered into this February 3, 2006 (the “Amendment No. 5 Effective Date”) by and between Oscient Pharmaceuticals Corporation (“OSCIENT”), a Massachusetts corporation, having a principal place of business at 1000 Winter Street, Suite 2200, Waltham, MA 02451, and LG Life Sciences, LTD (“LGLS”), a corporation organized under the laws of the Republic of Korea, having a principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea. LGLS and OSCIENT may be referred to herein individually as a “Party” and collectively as the “Parties”.
W I T N E S S E T H
     WHEREAS, LGLS and Genesoft Pharmaceuticals, Inc. (“Genesoft”) entered into a certain License and Option Agreement dated October 22, 2002 and amended said License and Option Agreement by Amendment No. 1 dated November 21, 2002, Amendment No. 2 dated December 6, 2002, Amendment No. 3 dated October 16, 2003 and Amendment No. 4 dated March 31, 2005 (as amended, the “License”);
     WHEREAS, Genesoft merged into Genesoft Pharmaceuticals, LLC (then Guardian Holdings, LLC (“Guardian”)) on February 6, 2004 and the benefits of and obligations under the License were assigned to Guardian, and then, Guardian assigned all of its right, title and interest in, to and under the License to OSCIENT;
     WHEREAS, the Parties desire to amend the License to, among other things, amend the supply price paid by Oscient and to amend the royalty rate with respect to Product sales in Mexico and Canada; and
     WHEREAS, the terms used herein with capital initial letters and not otherwise defined shall have the same meanings as set forth in License.
     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. A new Section 4.3 (d) shall be inserted as follows:
4.3 Co-Promotion.
     (d) (i) Upon OSCIENT entering into a strategic relationship with a Third Party which grants such Third Party a sublicense to commercialize Product (a “Partnership”) in Mexico within forty five (45) days from the Amendment No.5 Effective Date, LGLS’ option under subsection 4.3(a) above with respect to Mexico shall terminate and no longer be exercisable; provided that, the Parties agree that such 45-day period may be extended by mutual agreement of the Parties.
     (ii) Upon OSCIENT entering into a Partnership in Canada within one hundred twenty (120) days from the Amendment No. 5 Effective Date, LGLS’ option under subsection 4.3(a) above with respect to Canada shall terminate and no longer be exercisable; provided that, the Parties agree that such 120-day period may be extended by mutual agreement of the Parties.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2. Section 5.1(a)(ii) shall be deleted in its entirety and replaced with the following:
5.1 General.
     (a)(ii) Following the expiration or termination of the Initial Period and until the expiration or termination of the License (the “Remaining Period”), LGLS shall supply to OSCIENT, and OSCIENT shall exclusively purchase from LGLS, all of OSCIENT’s requirements of API in bulk form according to the API Specifications; provided that, notwithstanding anything herein to the contrary, Oscient’s obligation to exclusively purchase bulk API from LGLS for Final Product or API to be supplied in Mexico or Canada shall expire on the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico or Canada, as the case may be; provided that, OSCIENT agrees that it shall exclusively purchase from LGLS all requirements of API in bulk for Mexico and/or Canada, as the case may be, so long as OSCIENT continues to supply API or Final Product in Mexico or Canada pursuant to a Partnership.
3. Section 5.2 (iii) shall be deleted in its entirety and replaced with the following:
5.2 Supply Price.
     (iii) The supply price for API provided by LGLS to OSCIENT during the Remaining Period, shall be equal to [***] percent of LGLS’s Fully Burdened Cost of Manufacture for API supplied thereunder, which shall in no event [***] $[***] per kg [***] $[***] per kg. In addition, if total purchases by OSCIENT plus any other purchasers of bulk API is greater than [***] kg in any calendar year, the $[***] supply price shall be reduced by $[***] per kg for each additional [***] kg of API purchased in excess of [***] kg in such calendar year by OSCIENT plus any other purchasers; provided however, that in the event OSCIENT purchases more than [***] kg of API in any calendar year (the first such calendar year, the “Threshold Year”), OSCIENT shall pay LGLS $[***] per kg for all API purchased during such calendar year. Within thirty (30) days after the end of the Threshold Year, LGLS shall reimburse OSCIENT the difference between (a) the actual amount paid by OSCIENT for API purchased during such year and (b) $[***] per kg times the number of kg purchased for such year. After the Threshold Year, OSCIENT shall continue to pay $[***] per kg unless OSCIENT purchases less than [***] kg of API during any calendar year. In the event OSCIENT purchases less than [***] kg of API during such calendar year, OSCIENT shall pay LGLS the difference between (x) $[***] times the number of kg purchased and (y) the amount paid to LGLS for API purchased during such calendar year (i.e. $[***] times the number of kg purchased) within thirty (30) days after the end of such calendar year. In the event that there is an interruption in LGLS’s supply of API for any reason, which continues uncured for more than [***] days, then OSCIENT shall have the right to procure an alternative source of supply for the duration of the interruption (“Second Source Supplier”). Notwithstanding the foregoing, OSCIENT shall only have the right to procure a Second Source Supplier in the event that the interruption arises with respect to a supply order quantity, which is less than or equal to [***] percent of the quantity anticipated by OSCIENT in the most recently updated forecast, immediately preceding the submission of the supply order. LGLS shall have the opportunity to resume its supply of API upon the elimination or resolution of the events causing the interruption; provided that, however, LGLS shall not resume its role as the exclusive supplier until OSCIENT is able to negotiate a termination of its purchase obligations with the Second Source Supplier; and provided further that OSCIENT shall use commercially reasonable efforts to enter into an agreement with a Second Source Supplier

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

that allows for such termination of OSCIENT’s purchase obligations within [***] months of notice to the Second Source Supplier (provided that, Oscient shall not enter into an agreement with a Second Source Supplier that requires more than [***] months notice to terminate an agreement without LGLS’ prior consent, such consent not to be unreasonably withheld or delayed). LGLS shall be responsible for any expenses incurred in excess of the price set forth herein; provided, however, that LGLS shall not be responsible for such excess expenses to the extent that such interruption is due to the negligence or malfeasance of OSCIENT.
4. The first sentence of Section 5.5.5 shall be amended to read as follows:
“Upon the commencement of the Remaining Period, OSCIENT shall provide to LGLS a non-binding forecast of the quantities of API to be manufactured during the forthcoming [***]-year period for each country in the Territory, including, without limitation, Mexico and Canada.”
All other parts of Section 5.5.5 shall remain unchanged.
5. Section 9.3 shall be deleted in its entirety and replaced with the following:
9.3 Sub-licensing. OSCIENT may sub-license the license granted to it hereunder on prior notice to LGLS. Upon prior notice to OSCIENT, LGLS may sub-license the license granted to it with respect to GS Know-how (including, without limitation, data and information related to the 5-Day CAP trial or other additional indications for the Product developed by OSCIENT) to Third Parties; provided that, LGLS may not sub-license its rights to such GS Know-how to any Third Party intending to commercialize the Product in any country in the Territory or, without OSCIENT’s prior consent, any country listed on Exhibit A attached hereto.
6. Section 10.2 shall be deleted in its entirety and replaced with the following:
10.2 Milestone Payments. Within 30 days after the achievement of each milestone set forth below, OSCIENT shall owe a non-refundable milestone payment to LGLS in the amount set forth below. Each milestone payment shall be due only once, notwithstanding the number of Products actually developed or commercialized by OSCIENT hereunder. Milestone Payments 1, 2 and 3, when earned by LGLS, shall be payable in two installments, the first of which shall be payable on the first day of July or the first day of January (which comes first following the date on which the milestone was earned) and the second installment due six months thereafter. All other milestone payments shall be due 30 days after the relevant milestone event unless otherwise indicated.

Milestone Event	Payment
1. Upon annual Net Sales in the United States reaching $[***].	$	[***]

2. Upon both: (i) approval for the first Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $[***].	$	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Milestone Event	Payment
3. Upon both: (i) approval for a second Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $380 million.	$	[***]

4. Upon approval of the Product for an Initial Indication in the United Kingdom.	$	[***]

5. Upon approval of the Product for an Initial Indication in the first of Italy, Germany, France, or Spain.	$	[***]

6. Upon signing of each Partnership in Mexico.	$	[***]

7. Upon signing of each Partnership in Canada.	$	[***]

8. Upon approval of the Product in Mexico.	$	[***]

9. Upon approval of the Product in Canada, except for any indication approved prior to the Amendment # 5. Effective Date.	$	[***]
As used in this Section 10.2, “IV formulation” shall mean a formulation of Product for intravenous administration.
7. Section 10.3 shall be deleted in its entirety and replaced with the following:
10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, commencing on the second anniversary of the first commercial sale of Product in the United States of America,
     (i) OSCIENT shall, subject to Sections 4.3 and 10.4, pay to LGLS royalties on Net Sales in the Territory, except for (a) any Net Sales in Mexico if OSCIENT enters into a Partnership in Mexico with a Third Party and (b) any Net Sales in Canada if OSCIENT enters into a Partnership in Canada with a Third Party, for each calendar year at the following rates:

Annual Net Sales	Royalty Rate
On the first $100 million	[***] percent
Over $100 million to $150 million	[***] percent
Over $150 million to $200 million	[***] percent
Over $200 million to $300 million	[***] percent
Over $300 million	[***] percent
     (ii) OSCIENT shall, subject to Sections 4.3 and 10.4 and in lieu of the royalty obligations set forth in Section 10.3(i) above with respect to Net Sales in Mexico and Canada, pay to LGLS (a) a royalty of [***] % on Net Sales in Mexico for each calendar year if Oscient enters into a Partnership

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

in Mexico within forty-five (45) days of the Amendment No. 5 Effective Date, and (b) a royalty of [***] % on Net Sales in Canada for each calendar year if Oscient enters into a Partnership in Canada within one-hundred twenty (120) days of the Amendment No. 5 Effective Date; provided, however, that if the Partnership entered into in Mexico or Canada, as the case may be, terminates, then from and after such termination, the royalties payable in respect of Net Sales in Mexico or Canada, as the case may be, shall be paid in accordance with clause (i) of this Section 10.3.
The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of [***] percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). During the first two years following first commercial sale of Product in the Territory, OSCIENT shall be solely responsible only for payment of the GLAXO Royalty, and all amounts so due shall be paid in accordance with Sections 10.7 through 10.11 below. Thereafter (a) OSCIENT shall pay royalties to LGLS at the royalty rates set forth above, and (b) LGLS shall be solely responsible for payment of the GLAXO Royalty and shall indemnify OSCIENT and hold OSCIENT harmless from and against any claims by GLAXO as a result of such use by OSCIENT of the GLAXO Patents.
8. Section 10.4 shall be deleted in its entirety and replaced with the following:
10.4 Term of Royalty Obligations. OSCIENT’s obligation to make royalty payments pursuant to 10.3 shall commence as provided in Section 10.3 and shall continue until the later of: (i) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in such country, and (ii) 10 years after first commercial sale of such Product in such country; provided however, that, OSCIENT’s obligation to make royalty payments pursuant to 10.3 for Net Sales in Mexico and Canada shall continue until the later of: (I) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico or Canada, as the case may be, and (II) the period of data exclusivity in Mexico or Canada, as the case may be. Following the expiration of OSCIENT’s royalty obligations, OSCIENT shall retain a non-exclusive, royalty-free right to use, sell and offer for sale Product in the Territory, using LGLS Know-how and GLAXO Know-how licensed to OSCIENT as of the Effective Date and the exclusive right to use the Trademarks for such purposes. OSCIENT shall continue to pay LGLS a royalty in return for such right to use the Trademark, as provided in Section 11.4, below.
9. Section 10.8(b) shall be amended to add to the end of the paragraph the following sentence:
     On and after the Threshold Year, this Section 10.8(b) shall be of no force and effect.
10. (i) Sections 1 (as to Section 4.3(d)(i) of the License), 2 (as to Section 5.1(a)(ii) of the License with respect to supply of Product in Mexico), 6 (as to milestone Nos. 6 and 8 only), 7 (as to Sections 10.3(i)(a) and 10.3(ii)(a) of the License), and 8 (as to Section 10.4(I) & (II) of the License (with respect to Mexico)) of this Amendment No. 5 shall become null and void within forty five (45) days of the Amendment 5 Effective Date unless (i) OSCIENT enters into a Partnership in Mexico within forty five (45) days of the Amendment 5 Effective Date, or (ii) the Parties mutually agree to extend such 45-day period.
     (ii) Sections 1 (as to Section 4.3(d)(ii) of the License), 2 (as to Section 5.1(a)(ii) of the License with respect to supply of Product in Canada), 6 (as to milestone Nos. 7 and 9 only), 7 (as to Sections 10.3(i)(b) and 10.3(ii)(b) of the License), and 8 (as to Section 10.4(I) & (II) of the License

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

(with respect to Canada)) of this Amendment No. 5 shall become null and void within one hundred twenty (120) days of the Amendment 5 Effective Date unless (i) OSCIENT enters into a Partnership in Canada within one hundred twenty (120) days of the Amendment 5 Effective Date, or (ii) the Parties mutually agree to extend such 120-day period.
11. Notwithstanding the foregoing or any other provision of this Amendment No. 5, Section 3 (dealing with Section 5.2 Supply Price of the License), Section 5 (dealing with Section 9.3 Sub- licensing of the License) and Section 9 (dealing with Section 10.8(b) of the License) of this Amendment No. 5 shall be and remain in full force and effect as of the Amendment No. 5 Effective Date.
12. Except as is expressly provided herein the License shall remain in full force and effect.
     IN WITNESS WHEREOF, the Parties have caused this Amendment No. 5 to be executed by their duly authorized officers on the Amendment No. 5 Effective Date.

OSCIENT PHARMACEUTICALS CORPORATION		LG LIFE SCIENCES LTD.

By:	/s/ Steven M. Rauscher	By:	/s/ In-Chull Kim

Name:	Steven M. Rauscher	Name:	In-Chull Kim
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

Date:		Date:

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A
Poland
Czech Republic
Slovakia
Slovenia
Hungary
Estonia
Latvia
Lithuania
Liechtenstein
Malta
Cypress
Romania
Bulgaria
Croatia
Serbia and Montenegro
Bosnia and Herzegovina
Macedonia
Albania

AMENDMENT NO. 6 TO LICENSE & OPTION AGREEMENT
     THIS AMENDMENT NO. 6 TO THE LICENSE & OPTION AGREEMENT (“Amendment No. 6”) is made and entered into this February 3, 2006 (the “Amendment No 6 Effective Date”) by and between Oscient Pharmaceuticals Corporation (“OSCIENT”), a Massachusetts corporation, having a principal place of business at 1000 Winter Street, Suite 2200, Waltham, MA 02451, and LG Life Sciences, LTD (“LGLS”), a corporation organized under the laws of the Republic of Korea, having a principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea. LGLS and OSCIENT may be referred to herein individually as a “Party” and collectively as the “Parties”.
W I T N E S S E T H
     WHEREAS, LGLS and Genesoft Pharmaceuticals, Inc. (“Genesoft”) entered into a certain License and Option Agreement dated October 22, 2002 and amended said License and Option Agreement by Amendment No. 1 dated November 21, 2002, Amendment No. 2 dated December 6, 2002, Amendment No. 3 dated October 16, 2003, Amendment No. 4 dated March 31, 2005, and Amendment No. 5 dated February 3, 2006 (as amended, the “License”);
     WHEREAS, Genesoft merged into Genesoft Pharmaceuticals, LLC (then Guardian Holdings, LLC (“Guardian”)) on February 6, 2004 and the benefits of and obligations under the License were assigned to Guardian, and then, Guardian assigned all of its right, title and interest in, to and under the License to OSCIENT; and
     WHEREAS, the terms used herein with capital initial letters and not otherwise defined shall have the same meanings as set forth in License.
     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Section 9.3 shall be amended to add to the end of the paragraph the following:
In consideration of the right to grant sublicenses granted by LGLS to OSCIENT in this Section 9.3, OSCIENT agrees to the following:
     (a) within [***] of establishing the date of any Potential Collaboration Meeting (defined herein) with any Third Party, but in no event later than [***] prior to such Potential Collaboration Meeting, OSCIENT shall provide to LGLS written notice of such Potential Collaboration Meeting; provided that if providing LGLS with such notice no later than [***] prior to such Potential Collaboration Meeting would delay a Potential Collaboration Meeting because a Potential Collaborator requests a meeting in less than [***] time, OSCIENT shall provide LGLS with as [***]. For purposes of this Agreement, the term “Potential Collaboration Meeting” shall mean any meeting, teleconference or the like between OSCIENT (and/or any

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1

agent of OSCIENT) and any Third Party (each a “Potential Collaborator”) (and/or any agent of such Potential Collaborator) for the purpose of discussing, negotiating or otherwise communicating about any proposed U.S. sublicense by OSCIENT to such Potential Collaborator under this Section 9.3, or any U.S. co-promotion or U.S. co-marketing of the Product;
     (b) OSCIENT agrees that LGLS shall have the right to designate two persons, who may be officers, employees or other agents of LGLS, to attend and observe such Potential Collaboration Meetings. OSCIENT further agrees to timely provide LGLS written meeting minutes of any such Potential Collaboration Meetings as well as copies of OSCIENT presentations and presentations by the Potential Collaborators that are provided to OSCIENT by no later than [***] thereafter, whether or not LGLS designates any such persons to attend and observe any such Potential Collaboration Meeting;
     (c) LGLS and any agent engaged by LGLS for purposes of advising LGLS in respect of any such proposed sublicense to such Potential Collaborator and any co-promotion or co-marketing arrangements relating thereto shall agree to keep confidential any and all information relating thereto; and
     (d) nothing in this Section 9.3 shall in any way diminish or adversely affect the co-promotion rights provided to LGLS under Section 4.3.
Except as is expressly provided herein the License shall remain in full force and effect.
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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

2

     IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to be executed by their duly authorized officers on the Amendment No. 6 Effective Date.

OSCIENT PHARMACEUTICALS CORPORATION		LG LIFE SCIENCES LTD.

By:	/s/ Steven M. Rauscher	By:	/s/ In-Chull Kim

Name:	Steven M. Rauscher	Name:	In-Chull Kim
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

Date:		Date:

3

AMENDMENT NO. 7 TO LICENSE & OPTION AGREEMENT
     THIS AMENDMENT NO. 7 TO THE LICENSE & OPTION AGREEMENT (“Amendment No. 7”) is made and entered into this 27th day of December, 2006 (the “Amendment No. 7 Effective Date”) by and between Oscient Pharmaceuticals Corporation (“OSCIENT”), a Massachusetts corporation, having a principal place of business at 1000 Winter Street, Suite 2200, Waltham, Massachusetts 02451, and LG Life Sciences, LTD (“LGLS”), a corporation organized under the laws of the Republic of Korea, having a principal place of business at LG Twin Tower, 20 yoido-dong, Youngdungpo-gu, Seoul, 150-721, Republic of Korea. LGLS and OSCIENT may be referred to herein individually as a “Party” and collectively as the “Parties”.
W I T N E S S E T H
     WHEREAS, LGLS and GeneSoft Pharmaceuticals, Inc. entered into a certain License and Option Agreement dated October 22, 2002 and amended said License and Option Agreement by Amendment No. 1 dated November 21, 2002, Amendment No. 2 dated December 6, 2002, Amendment No. 3 dated October 16, 2003, Amendment No. 4 dated March 31, 2005, Amendment No. 5 dated February 3, 2006, and Amendment No. 6 dated February 3, 2006 (as amended, the “License”);
     WHEREAS, Genesoft merged into Genesoft Pharmaceuticals, LLC (then Guardian Holdings, LLC (“Guardian”)) on February 6, 2004 and the benefits of and obligations under the License were assigned to Guardian, and then, Guardian assigned all of its right, title and interest in, to and under the License to OSCIENT;
     WHEREAS, OSCIENT is about to enter into a Partnership agreement with Menarini (as defined below) for Menarini’s marketing of the Product in the European Territory (as defined below) immediately after the execution of this Amendment No. 7 based on and in accordance with the License; and the Parties desire to amend the License to, among other things, provide certain terms and conditions necessary for such Partnership deal between OSCIENT and Menarini and amend the supply price, royalty rate and milestones related to sales of the Product; and
     WHEREAS, the terms used herein with capital initial letters and not otherwise defined shall have the same meanings as set forth in the License.
     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Section 1.36 shall be deleted in its entirety and replaced with the following:
1.36 “Territory” means the United States of America, Canada, Mexico, France, Germany, the United Kingdom, Luxembourg, Ireland, Italy, Spain, Portugal, Belgium, the Netherlands, Austria, Greece, Sweden, Denmark, Finland, Norway, Iceland, Switzerland, Andorra, Monaco, San Marino, Vatican City, Poland, Czech Republic, Slovakia, Slovenia, Hungary, Estonia, Latvia, Lithuania, Liechtenstein, Malta, Cyprus, Romania, Bulgaria, Croatia, Serbia and Montenegro, Bosnia and Herzegovina, Albania and the Former Yugoslav Republic of Macedonia.
2. A new Section 1.46 shall be inserted to define “Centralized Procedure” as follows:

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1.46 “Centralized Procedure” shall mean the centralized procedure for obtaining a Marketing Authorization in the European Union as set forth in Regulation (EC) 726/2004.
3. A new Section 1.47 shall be inserted to define “European Territory” as follows:
1.47 “European Territory” means France, Germany, the United Kingdom, Luxembourg, Ireland, Italy, Spain, Portugal, Belgium, the Netherlands, Austria, Greece, Sweden, Denmark, Finland, Norway, Iceland, Switzerland, Andorra, Monaco, San Marino, Vatican City, Poland, Czech Republic, Slovakia, Slovenia, Hungary, Estonia, Latvia, Lithuania, Liechtenstein, Malta, Cyprus, Romania, Bulgaria, Croatia, Serbia and Montenegro, Bosnia and Herzegovina, Albania and the Former Yugoslav Republic of Macedonia.
4. A new Section 1.48 shall be inserted to define “Major Countries” as follows:
1.48 “Major Countries” shall mean each of France, Germany, Italy, Spain and the United Kingdom.
5. A new Section 1.49 shall be inserted to define “Marketing Authorization” as follows:
1.49 “Marketing Authorization” shall mean an authorization issued by the European Medicines Agency, or any other national, regional, state or local regulatory agency in the European Territory with the relevant regulatory authority, necessary to market and sell the Product in the European Territory or in any country in the European Territory.
6. A new Section 1.50 shall be inserted to define “Menarini” as follows:
1.50 “Menarini” means Menarini International Operations Luxembourg SA at Avenue de la Gare, 1, L-1611 Luxembourg GD and any of its Affiliates.
7. Section 2.5 shall be deleted in its entirety and replaced with the following:
2.5 Costs of Development. All Development expenses shall be borne by OSCIENT; provided that, LGLS shall reimburse OSCIENT for 50% of all amounts paid to Menarini by OSCIENT for all reasonable and verifiable regulatory development expenses incurred by Menarini in the European Territory; provided that in no event such reimbursement payments by LGLS shall exceed $[***] in the aggregate. With respect to any such regulatory development expenses to be reimbursed by LGLS, OSCIENT shall provide LGLS with a copy of the statement prepared by Menarini setting forth in detail such development expenses incurred by Menarini in the relevant quarter and proof of payment of such expenses by OSCIENT, such as receipt or payment slip. LGLS shall reimburse OSCIENT as provided for in this Section 2.5 within thirty (30) days of its receipt of all such statements and proofs. OSCIENT shall cause Menarini to keep complete and accurate books and financial records pertaining to such costs and expenses of regulatory development. LGLS shall have the right, at its discretion, to annually audit all such books and records of OSCIENT and Menarini upon advance notice to OSCIENT, and OSCIENT shall duly cooperate with LGLS. OSCIENT shall also cause Menarini to duly cooperate with LGLS with respect to such audit.
8. A new Section 4.3(d)(iii) shall be inserted as follows:

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4.3 Co-Promotion.
     (d) (iii) Upon Oscient entering into a Partnership in the European Territory with Menarini, [***].
9. Section 5.1(a)(ii) shall be deleted in its entirety and replaced with the following:
5.1 General.
     (a) (ii) Following the expiration or termination of the Initial Period and until the expiration or termination of the License (the “Remaining Period”), LGLS shall supply to OSCIENT, and OSCIENT shall exclusively purchase from LGLS, all of OSCIENT’s requirements of API; provided that OSCIENT’s obligation to exclusively purchase API to be supplied in Mexico, Canada or the European Territory shall expire on the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico, Canada or the European Territory, as the case may be. Notwithstanding anything herein to the contrary, OSCIENT agrees that it shall exclusively purchase from LGLS all its requirements of API for Mexico, Canada, and/or the European Territory, as the case may be, so long as and to the extent that OSCIENT continues to supply API or Final Product in Mexico, Canada or the European Territory irrespective of any expiry of LGLS Patents and GLAXO Patents.
     LGLS shall not sell and shall procure that its Affiliates, sublicensees and distributors shall not sell, Final Product or API to any Third Party for use or resale in the European Territory so long as and to the extent that OSCIENT exclusively purchases from LGLS all its requirements of API and OSCIENT’s sublicensees and distributors exclusively purchases from OSCIENT all their requirements of API.
10. A new Section 5.2(iv) shall be inserted as follows:
5.2 Supply Price.
     (iv) Notwithstanding anything to the contrary in Section 5.2(iii), the API supply price to OSCIENT for use by Menarini or its Affiliates or subcontractors in Finished Product marketed, sold and distributed in the European Territory shall be $[***] per kg irrespective of the volume of API purchased by OSCIENT after the grant of Marketing Authorization in at least one country in the European Territory is obtained. Prior to obtaining the Marketing Authorization in at least one country in the European Territory, the API supply price to OSCIENT for use by Menarini or its Affiliates shall be (A) prior to January 1, 2008, the same as the supply price to OSCIENT for the US, and (B) on or after January 1, 2008, $[***] per kg up to an aggregate of [***] kg with any additional amounts to be purchased at the then current supply price to OSCIENT for the US.
11. A new Section 5.6.4 (i) shall be inserted as follows:
     (i) OSCIENT acknowledges and agrees that all API for use by Menarini shall be manufactured by LGLS. OSCIENT shall ensure that all such API shall be delivered to Menarini directly. OSCIENT shall forward to LGLS all purchase orders for API placed by Menarini at least 90 days prior to the date upon which LGLS is requested to ship such API. OSCIENT shall use best efforts to ensure that all API delivered to Menarini shall be used in the European Territory only and that such API shall not be shipped, distributed or otherwise be used in any way whatsoever and howsoever outside the European Territory.

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12. Section 10.2 shall be deleted in its entirety and replaced with the following:
10.2 Milestone Payments.
     (i) Following the achievement of each milestone set forth below, OSCIENT shall owe a non-refundable milestone payment to LGLS in the amount and at the times set forth below. Each milestone payment shall be due only once, notwithstanding the number of Products actually developed or commercialized by OSCIENT hereunder. Milestone Payments 1, 2 and 3, when earned by LGLS, shall be payable in two installments, the first of which shall be payable on the first day of July or the first day of January (which comes first following the date on which the milestone was earned) and the second installment due six months thereafter. All other milestone payments shall be due 30 days after the relevant milestone event unless otherwise indicated.

Milestone Event	Payment
1. Upon annual Net Sales in the United States reaching $[***].	$	[***]

2. Upon both: (i) approval for the first Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $[***].	$	[***]

3. Upon both: (i) approval for a second Additional Indication or approval of an IV formulation of the Product, and (ii) annual Net Sales in the Territory reaching $380 million.	$	[***]

4. Upon approval of the Product in Canada, except for any indication approved prior to the Amendment # 5 Effective Date.	$	[***]
As used in this Section 10.2, “IV formulation” shall mean a formulation of Product for intravenous administration.
(ii)	Within thirty (30) days after receipt of any and all signing or license fees, milestone payments or royalties or any other forms of payments from Menarini or within sixty (60) days following the achievement of such events pursuant the terms of a Partnership agreement with Menarini (excluding, for the avoidance of doubt, any payment with respect to the supply of API), whichever is sooner, OSCIENT shall owe and pay a non-refundable payment to LGLS in an amount equal to [***] ([***]%) of all such payments made by Menarini to OSCIENT (except for the signing fee of $[***], the milestone payments of $[***]M related to the receipt of the Marketing Authorization and $[***]M related to the achievement of annual sales revenues exceeding $100M, which will be paid separately in accordance with the payment scheme set forth below in this Section 10.2(ii)). Attached hereto as Exhibit

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10.2(ii) is the entire portion of the finally executed Partnership agreement between OSCIENT and Menarini covering all the signing and license fees, milestone payments and royalties and all other forms of payments and other payment terms of the Partnership agreement by and between OSCIENT and Menarini.

Subject to the preceding paragraph, within thirty (30) days after receipt of the related payment or within sixty (60) days following the achievement of the following events pursuant the terms of a Partnership agreement with Menarini, whichever is sooner, OSCIENT shall pay LGLS:

(a)	a non-refundable upfront signing fee payment of $[***] upon the signing of a Partnership agreement with Menarini with respect to the European Territory; and

(b)	a non-refundable milestone payment of $[***]:
i. in lump sum for obtaining the Marketing Authorization for the Product via the Centralized Procedure; or
ii. according to the following schedule in case the Marketing Authorization is obtained on a country-by-country basis (not by Centralized Procedure) in the Major Countries:

Milestone	Payment
Upon obtaining the Marketing Authorization in the United Kingdom	$[***]
Upon obtaining the Marketing Authorization in France	$[***]
Upon obtaining the Marketing Authorization in Germany	$[***]
Upon obtaining the Marketing Authorization in Italy	$[***]
Upon obtaining the Marketing Authorization in Spain	$[***]
in the event Menarini is able to obtain in at least one country in the Major Countries the Marketing Authorization meeting the minimum label requirement set forth in the Partnership agreement between Menarini and OSCIENT (which the entire portion of the finally executed Partnership agreement between OSCIENT and Menarini covering such minimum label requirement shall be attached hereto under Exhibit 10.2(ii)); provided that, the foregoing provision shall not apply and LGLS shall be entitled to the milestone(s) payment of up to $[***]in accordance with this Section 10.2(ii)(b) if OSCIENT receives any milestone payments from Menarini related to the grant of the Marketing Authorization whether or not Menarini obtains in at least one country in the Major Countries the Marketing Authorization for CAP and either AECB or ABS, and an approved label for the Product with the minimum criteria set forth in the Partnership agreement as stated in subsections (I) and (II) herein; and

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(c)	a one-time, non-refundable milestone payment of $[***]in lump sum if Marketing Authorization is obtained in all Major Countries, upon the first achievement of Net Sales exceeding $100 million in (i) the twelve month period following the first commercial sale of the Product in any country in the European Territory or (ii) each successive twelve month period thereafter.
13. Section 10.3 shall deleted in its entirety and replaced with the following:
10.3 Royalty Payments. In addition to the foregoing license fee and milestone payments, commencing on the second anniversary of the first commercial sale of the Product in the United States of America,
     (i) OSCIENT shall, subject to Sections 4.3 and 10.4, pay to LGLS royalties on Net Sales in the Territory, except for (a) any Net Sales in Mexico if OSCIENT enters into a Partnership in Mexico with a Third Party, (b) any Net Sales in Canada if OSCIENT enters into a Partnership in Canada with a Third Party, and (c) any Net Sales in the European Territory if OSCIENT enters into a Partnership in the European Territory with Menarini, for each calendar year at the following rates:

Annual Net Sales	Royalty Rate
On the first $100 million	[***] percent
Over $100 million to $150 million	[***] percent
Over $150 million to $200 million	[***] percent
Over $200 million to $300 million	[***] percent
Over $300 million	[***] percent
     (ii) OSCIENT shall, subject to Sections 4.3 and 10.4 and in lieu of the royalty obligations set forth in Section 10.3(i) above with respect to Net Sales in Mexico, Canada and the European Territory, pay to LGLS (a) a royalty of [***] % on Net Sales in Mexico for each calendar year; (b) a royalty of [***] % on Net Sales in Canada for each calendar year; and (c) a royalty of [***] % on Net Sales in the European Territory for each calendar year; provided, however, that if the Partnership entered into in Mexico or Canada or the Partnership entered into with Menarini in the European Territory, as the case may be, terminates, then from and after such termination the royalties payable in respect of Net Sales in Mexico, Canada or the European Territory, as the case may be, shall be paid in accordance with clause (i) of this Section 10.3.
The Parties acknowledge that LGLS has incurred a royalty obligation to GLAXO at a rate of [***] percent of Net Sales for the use of the GLAXO Patents, the GLAXO Know-how and the Trademarks (the “GLAXO Royalty”). OSCIENT shall pay royalties to LGLS at the royalty rates set forth above, and LGLS shall be solely responsible for payment of the GLAXO Royalty and shall indemnify OSCIENT and hold OSCIENT harmless from and against any claims by GLAXO as a result of such use by OSCIENT of the GLAXO Patents.
14. Section 10.4 shall be deleted in its entirety and replaced with the following:
10.4 Term of Royalty Obligations. OSCIENT’s obligation to make royalty payments pursuant to 10.3 shall commence as provided in Section 10.3 and shall continue until the later of: (i) the

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expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in such country, and (ii) 10 years after first commercial sale of such Product in such country; provided however, that, OSCIENT’s obligation to make royalty payments pursuant to 10.3 for Net Sales in Mexico, Canada or the European Territory shall continue until the later of: (I) the expiration of the last to expire of the LGLS Patents and GLAXO Patents claiming or covering such Product in Mexico, Canada or the European Territory, as the case may be, and (II) the period of data exclusivity in Mexico, Canada or the European Territory, as the case may be (provided that, for purposes of clarification, “data exclusivity” in the European Territory shall mean the period of data and market exclusivity for the Product in the European Territory provided by Directive 2001/83/EC). Following the expiration of OSCIENT’s royalty obligations, OSCIENT shall retain a non-exclusive, royalty-free right to use, sell and offer for sale Product in the Territory, using LGLS Know-how and GLAXO Know-how licensed to OSCIENT as of the Effective Date and the exclusive right to use the Trademarks for such purposes. OSCIENT shall continue to pay LGLS a royalty in return for such right to use the Trademark, as provided in Section 11.4 below.
15. A new Section 10.8(c) shall be inserted as follows:
(c) OSCIENT shall keep, and shall require its Affiliates to keep, complete and accurate records of the latest three (3) years of API shipped and/or supplied to Menarini for sale of Product in the European Territory. For the purpose of verifying such shipments with regard to OSCIENT’s payment obligations pursuant to Section 5.2(iv) above, LGLS shall have the right annually, at LGLS’s expense, to retain an independent certified public accountant selected by LGLS and reasonably acceptable to OSCIENT, to review such records in the locations(s) where such records are maintained by OSCIENT and its Affiliates upon reasonable notice and during regular business hours and under obligations of confidence. Results of such review shall be made available to both LGLS and OSCIENT.
16. Section 11.4 shall be deleted in its entirety and replaced with the following:
Expiration of the Agreement. Following the expiration of OSCIENT’s royalty obligations as provided in Section 10.4 above, and for so long as OSCIENT continues to use the Trademark in the use or sale of the Product, OSCIENT shall pay to LGLS a royalty equal to [***] percent of Net Sales; provided that, for use of the Trademark in the European Territory after the expiration of OSCIENT’s royalty obligations in the European Territory, OSCIENT shall pay to LGLS a royalty equal to [***] % percent of Net Sales in the European Territory (the “Minimum Royalty Amount”) plus [***] % of any amount in excess of the Minimum Royalty Amount paid by Menarini to OSCIENT for use of the Trademark following the expiration of OSCIENT’s royalty obligations in the European Territory.
17. Following termination of the License, any sublicense granted by OSCIENT under the LGLS Patents, LGLS Know-How, GLAXO Patents and GLAXO Know-How (including pursuant to any Partnership) shall terminate. Following termination of this Amendment No. 7, any sublicense granted by OSCIENT under the LGLS Patents, LGLS Know-How, GLAXO Patents and GLAXO Know-How (including pursuant to any Partnership) for the European Territory shall terminate.

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18. OSCIENT represents and warrants that (i) the summary of financial terms set forth in Schedule 18 attached hereto represent an accurate description of all of the financial terms of the Partnership agreement between OSCIENT and Menarini; and (ii) its Partnership agreement with Menarini shall not in any way adversely affect or contravene with the terms and conditions of the License and this Amendment No. 7 or the rights and obligations of LGLS thereof.
Without limiting the foregoing, OSCIENT agrees to provide LGLS the entire portion of the finally executed Partnership agreement with Menarini covering the financial terms and the minimum label criteria as set forth in Section 10.2 above within five (5) days from the Amendment No. 7 Effective Date, which such part of the finally executed Partnership agreement shall be attached hereto as Exhibit 10.2(ii) immediately thereafter within such five-day period.
19. This Amendment No. 7 shall automatically become null and void and of no force and effect after ninety (90) days of the Amendment No. 7 Effective Date, unless (i) OSCIENT enters into a Partnership agreement with Menarini during such 90-day period, or (b) the Parties mutually agree to extend such 90-day period.
20. OSCIENT shall timely inform and update LGLS in writing of the process and activities related to obtaining the Marketing Authorization by Menarini. OSCIENT shall also timely inform and update LGLS of any material changes or revisions to the Partnership agreement between OSCIENT and Menarini, including but not limited to the financial terms or termination thereof. LGLS may terminate this Amendment No. 7 upon notice at its sole discretion in case (i) Menarini fails to obtain the complete Marketing Authorization in at least one country in the European Territory within three years from the effective date of the Partnership agreement between OSCIENT and Menarini and/or (ii) the Partnership agreement between OSCIENT and Menarini is terminated.
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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 7 to be executed by their duly authorized officers on the Amendment No. 7 Effective Date.

OSCIENT PHARMACEUTICALS CORPORATION		LG LIFE SCIENCES, LTD.

By:	/s/ Steven M. Rauscher	By:	/s/ In-Chull Kim

Name:	Steven M. Rauscher	Name:	In-Chull Kim, Ph.D.
Title:	Chief Executive Officer & President	Title:	Chief Executive Officer & President

Date:	January 5, 2007	Date:	Dec. 27th 2006

Schedule 10(ii)
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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 18
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[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.